UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811- 3006

John Hancock Bond Trust
(Exact name of registrant as specified in charter)

601 Congress Street, Boston, Massachusetts 02210
(Address of principal executive offices) (Zip code)

Salvatore Schiavone

Treasurer

601 Congress Street

Boston, Massachusetts 02210

(Name and address of agent for service)

Registrant's telephone number, including area code: 617-663-4497

Date of fiscal year end:	May 31

Date of reporting period:	May 31, 2016

ITEM 1. REPORT TO STOCKHOLDERS

John Hancock

Focused High Yield Fund

Annual report 5/31/16

A message to shareholders

Dear shareholder,

The past 12 months marked a challenging stretch for all investors, and the fixed-income markets offered no exception. Three themes dominated headlines for the majority of the period and continue to be sources of concern for investors: global growth, commodity prices, and the direction of interest rates. On the economic front, worries about a slowdown in China pushed the United States to center stage as investors increasingly looked to domestic demand to fuel global growth. Energy prices were highly volatile, plummeting in January to multi-year lows before rebounding to finish at more sustainable levels. As for interest rates, the U.S. Federal Reserve (Fed) finally began in December the long process of normalizing monetary policy by increasing the federal funds rate for the first time in nine years. More rate hikes may be on the horizon, but the United States' position as the one major economy tightening in this environment makes the Fed's job that much more difficult.

Against this backdrop, investors tended to dial down their risk exposure, selling out of equities, high-yield bonds, and emerging markets in favor of the safety of U.S. Treasuries and other less-volatile assets. That trend abruptly reversed course in February, as attractive valuations eventually lured investors back into riskier assets. After period end, the United Kingdom's vote to leave the European Union set off more volatility as investors turned back to safe-haven assets.

These kinds of market swings can be unsettling. We believe the global economy will continue to make gains, but that periods of heightened volatility could likely persist. At John Hancock Investments, portfolio risk management is a critical part of our role as an asset manager and our dedicated risk team is focused on these issues every day. We continually strive for new ways to analyze potential risks and have liquidity tools in place to meet the needs of our fund shareholders. However, your best resource is your financial advisor, who can help ensure your portfolio is sufficiently diversified to meet your long-term objectives and to withstand the inevitable bumps along the way.

On behalf of everyone at John Hancock Investments, I'd like to take this opportunity to thank you for the continued trust you've placed in us.

Sincerely,

Andrew G. Arnott
President and Chief Executive Officer
John Hancock Investments

This commentary reflects the CEO's views as of May 31, 2016. They are subject to change at any time. All investments entail risks, including the possible loss of principal. Diversification does not guarantee a profit or eliminate the risk of a loss. For more up-to-date information, you can visit our website at jhinvestments.com.

John Hancock
Focused High Yield Fund

Table of contents

2	Your fund at a glance
4	Discussion of fund performance
8	A look at performance
10	Your expenses
12	Fund's investments
23	Financial statements
27	Financial highlights
32	Notes to financial statements
45	Auditor's report
46	Tax information
47	Trustees and Officers
51	More information

ANNUAL REPORT   |   JOHN HANCOCK FOCUSED HIGH YIELD FUND       1

Your fund at a glance

INVESTMENT OBJECTIVE

The fund seeks high current income. Capital appreciation is a secondary goal.

AVERAGE ANNUAL TOTAL RETURNS AS OF 5/31/16 (%)

Class A shares (without sales charge)
Bank of America Merrill Lynch U.S. High Yield Master II Index
Morningstar high yield bond fund category average
–2.03
–0.90
–2.45
1.30
2.89
1.81
3.03
5.26
4.20
4.04
7.28
5.87
1 year
3 year
5 year
10 year

The Bank of America Merrill Lynch U.S. High Yield Master II Index is an unmanaged index consisting of U.S. dollar-denominated public corporate issues with par amounts greater than $100 million that are rated below investment grade.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Figures from Morningstar, Inc. include reinvested distributions and do not take into account sales charges. Actual load-adjusted performance is lower.

The past performance shown here reflects reinvested distributions and the beneficial effect of any expense reductions, and does not guarantee future results. Performance of the other share classes will vary based on the difference in the fees and expenses of those classes. Shares will fluctuate in value and, when redeemed, may be worth more or less than their original cost. Current month-end performance may be lower or higher than the performance cited, and can be found at jhinvestments.com or by calling 800-225-5291. For further information on the fund's objectives, risks, and strategy, see the fund's prospectus.

ANNUAL REPORT   |   JOHN HANCOCK FOCUSED HIGH YIELD FUND       2

PERFORMANCE HIGHLIGHTS OVER THE LAST TWELVE MONTHS

High-yield bonds finished with a loss

Falling commodity prices and heightened investor risk aversion led to poor performance for the high-yield market through the middle of February, pressuring returns for the full period.

The fund underperformed its benchmark

The fund lagged its benchmark, the Bank of America Merrill Lynch U.S. High Yield Master II Index.

Security selection was the key factor in underperformance

The negative impact of issue selection, particularly in the energy and commodity-related sectors, offset the positive contribution from sector allocations.

PORTFOLIO COMPOSITION AS OF 5/31/16 (%)

Corporate bonds	88.3
Term loans	4.4
Preferred securities	2.3
Collateralized mortgage obligations	1.6
Asset backed securities	0.3
Convertible bonds	0.2
Capital preferred securities	0.2
Common stocks	0.1
Short-term investments and other	2.6

As a percentage of net assets.

A note about risks

Fixed-income investments are subject to interest-rate and credit risk; their value will normally decline as interest rates rise or if a creditor, grantor, or counterparty is unable or unwilling to make principal, interest, or settlement payments. Investments in higher-yielding, lower-rated securities are subject to a higher risk of default. Foreign investing has additional risks, such as currency and market volatility and political and social instability. Mortgage- and asset-backed securities may be sensitive to changes in interest rates, and may be subject to early repayment and the market's perception of issuer creditworthiness. A fund concentrated in one sector or that holds a limited number of securities may fluctuate more than a fund that invests in a wider variety of sectors. Liquidity—the extent to which a security may be sold or a derivative position closed without negatively affecting its market value, if at all—may be impaired by reduced trading volume, heightened volatility, rising interest rates, and other market conditions. Loan participations and assignments involve special types of risks, including credit risk, interest-rate risk, counterparty risk, liquidity risk, and extended settlement risk. Hedging, derivatives, and other strategic transactions may increase a fund's volatility and could produce disproportionate losses, potentially more than the fund's principal investment. Fund distributions generally depend on income from underlying investments and may vary or cease altogether in the future. Please see the fund's prospectus for additional risks.

ANNUAL REPORT   |   JOHN HANCOCK FOCUSED HIGH YIELD FUND       3

Discussion of fund performance

An interview with Portfolio Managers John F. Addeo, CFA, and Dennis F. McCafferty, CFA, John Hancock Asset Management a division of Manulife Asset Management (US) LLC

John F. Addeo, CFA
Portfolio Manager
John Hancock Asset Management

Dennis F. McCafferty, CFA
Portfolio Manager
John Hancock Asset Management

How would you characterize the market environment of the past 12 months?

High-yield bonds posted a loss of 0.90% during the 12-month interval ended May 31, 2016, as gauged by the fund's benchmark, the Bank of America Merrill Lynch U.S. High Yield Master II Index. The negative return stemmed from the market's poor showing from the beginning of the period to the middle of February. Although high yield subsequently rebounded to deliver a healthy gain from the February low through the close of May, the rally was not enough to offset the weakness that characterized the majority of the period.

The slump in high-yield bonds in late 2015 and early this year was primarily the result of the protracted downturn in commodity prices. Since energy and mining issuers make up a relatively large portion of the high-yield market, the likelihood of lower revenues—and rising defaults—for these companies weighed heavily on performance. The market was also pressured by two significant bouts of investor risk aversion. The first occurred in August and September 2015 in reaction to the prospect of interest-rate hikes by the U.S. Federal Reserve (Fed), and the second came in January in response to signs of slowing growth in China. The decline in investor risk appetites fueled substantial outflows from high-yield mutual funds, upsetting the market's supply-and-demand balance and pressuring prices.

The investment environment changed for the better in mid-February, touching off a sizable rally in high yield. The Bank of Japan cut interest rates below zero, and the European Central Bank and some other European countries brought rates deeper into negative territory. The Fed also allayed investors' fears about its monetary policy by reiterating it would maintain a gradual, data-dependent approach to raising rates. These developments buoyed investor confidence and led to a rapid recovery in commodity prices, allowing the high-yield index to close well above its earlier low.

ANNUAL REPORT   |   JOHN HANCOCK FOCUSED HIGH YIELD FUND       4

"Individual security selection was a net detractor from relative performance, and it proved to be the key factor in the fund's shortfall versus the benchmark."

What elements of the fund's positioning helped and hurt results?

The fund benefited from favorable asset allocation, but the positive impact was outweighed by the effect of individual security selection.

In terms of allocation, the fund gained an advantage in the first half of the period by having an underweight in the poor-performing energy sector. In addition, the fund's overweight position in the banking industry enabled it to capture the higher relative performance of this group. We have held a constructive view on the banking industry due to its ability to benefit from rising interest rates and the regulatory constraints regarding leverage. The fund's underweight position in pharmaceuticals (Valeant Pharmaceuticals International in particular) also aided results. Conversely, underweights in the consumer cyclical, technology, and communications industries—all of which finished in positive territory—detracted from returns.

The fund held a modest weighting in term loans, which are loans to corporations that banks package and sell as securities. Term loans finished the year slightly ahead of high yield, so this aspect of the fund's positioning was a minor positive.

QUALITY COMPOSITION AS OF 5/31/16 (%)

ANNUAL REPORT   |   JOHN HANCOCK FOCUSED HIGH YIELD FUND       5

"As the reporting period drew to a close, we held a fairly cautious view on high yield following its strong rally of the prior three-plus months."

Individual security selection was a net detractor from relative performance, and it proved to be the key factor in the fund's shortfall versus the benchmark. The largest negative impact came from a handful of holdings in the energy sector, primarily in the oil field services industry, that suffered losses larger than those of the broader group. Selection in the banking, communications, and capital goods industries also represented a headwind to results.

We used derivatives in order to hedge both interest-rate and currency risk, which had a small, positive effect on performance.

How was the fund positioned at the close of the period?

The fund's largest overweight positions were in the financials, aerospace and defense, and chemicals industries, and it was underweight in metals and mining, pharmaceuticals, and retail. Although the fund was underweight in mining, we increased the allocation during the period in order to capitalize on select opportunities that emerged after the industry's weak showing in 2015.

The fund had a weighting of 2.1% in short-term and other investments (including cash) at the end of May, down from 4.1% on May 31, 2015, and 6.1% on November 30, 2015. This shift reflects our efforts to put cash to work to exploit the values that existed following last year's sell-off. In addition, we wanted to increase the fund's market exposure in order to take advantage of the improving market environment that characterized the latter half of the period.

We closed with minimal exposure to equity-like securities, including preferred stocks, convertible

TOP 10 ISSUERS AS OF 5/31/16 (%)

T-Mobile USA, Inc.	1.9
Frontier Communications Corp.	1.6
AerCap Ireland Capital, Ltd.	1.5
HCA, Inc.	1.4
Huntington Ingalls Industries, Inc.	1.3
Sirius XM Radio, Inc.	1.3
Radio One, Inc.	1.1
Textron Financial Corp.	1.1
Select Medical Corp.	1.1
The Chemours Company	1.1
TOTAL	13.4
As a percentage of net assets.
Cash and cash equivalents are not included.

ANNUAL REPORT   |   JOHN HANCOCK FOCUSED HIGH YIELD FUND       6

bonds, and common stocks. We chose to reduce the portfolio's weighting in these areas during the latter part of 2015 on the belief that the risk/reward profile had become less attractive, and we maintained this positioning thereafter.

How is your overall thinking on the high-yield market reflected in the fund's broader positioning?

As the reporting period drew to a close, we held a fairly cautious view on high yield following its strong rally of the prior three-plus months. After reaching a peak of 8.87 percentage points on February 11, 2016, the yield spread of the benchmark index fell to 5.97 percentage points (relative to U.S. Treasuries) on May 31, 2016. Nevertheless, the potential for headline risk remained elevated due to the ongoing uncertainty in the global economy, the possibility that the Fed could raise interest rates, and the likelihood that the high-yield default rate will increase through year end and into 2017. At the same time, however, the aggressive stimulus programs of the world's major central banks reduced the chances of volatility on the same scale as in late 2015. In addition, the low to negative rates in Japan and some European markets represented a continued source of demand for higher-yielding investments.

We believe these factors, in combination, make the case for a moderately defensive posture. We therefore closed the period with an underweight position in bonds rated CCC and below and an overweight in those rated BB (the highest-rated credit tier within high yield). With that said, we added modestly to both categories. We also sought to hedge tail risk (the risk of a sell-off stemming from unforeseen events) by purchasing credit default swaps on investment-grade corporate bonds. With yields having fallen so far in the investment-grade space, we believe this approach is an effective way to offset the potential for renewed volatility in high yield.

MANAGED BY

John F. Addeo, CFA On the fund since 2012 Investing since 1984
Dennis F. McCafferty, CFA On the fund since 2009 Investing since 1995

The views expressed in this report are exclusively those of John F. Addeo, CFA, and Dennis F. McCafferty, CFA, John Hancock Asset Management, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund's investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.
ANNUAL REPORT   |   JOHN HANCOCK FOCUSED HIGH YIELD FUND       7

A look at performance

TOTAL RETURNS FOR THE PERIOD ENDED MAY 31, 2016

Average annual total returns (%) with maximum sales charge				Cumulative total returns (%) with maximum sales charge		SEC 30-day yield (%) subsidized	SEC 30-day yield (%) unsubsidized[1]
	1-year	5-year	10-year	5-year	10-year	as of 5-31-16	as of 5-31-16
Class A	-5.93	2.16	3.61	11.29	42.56	5.97	5.97
Class B	-7.64	1.93	3.42	10.03	39.99	5.48	5.47
Class C	-3.69	2.26	3.27	11.81	37.93	5.47	5.47
Class I2,3	-2.07	3.27	4.33	17.47	52.86	6.49	6.48
Class NAV[2,3]	-1.93	3.47	4.49	18.59	55.09	6.61	6.60
Index†	-0.90	5.26	7.28	29.24	101.99	—	—

Performance figures assume all distributions have been reinvested. Figures reflect maximum sales charges on Class A shares of 4.0% and the applicable contingent deferred sales charge (CDSC) on Class B and Class C shares. The returns for Class A shares have been adjusted to reflect the reduction in the maximum sales charge from 4.5% to 4.0%, effective 2-3-14. The Class B shares' CDSC declines annually between years 1 to 6 according to the following schedule: 5%, 4%, 3%, 3%, 2%, 1%. No sales charge will be assessed after the sixth year. Class C shares sold within one year of purchase are subject to a 1% CDSC. Sales charges are not applicable to Class I and Class NAV shares.

The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the fund and may differ from those disclosed in the Financial highlights tables in this report. The expense ratios are as follows:

	Class A	Class B	Class C	Class I	Class NAV
Gross (%) / Net (%)	0.95	1.70	1.70	0.70	0.58

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the fund's current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800-225-5291 or visit the fund's website at jhinvestments.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The fund's performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

†	Index is the Bank of America Merrill Lynch U.S. High Yield Master II Index.

See the following page for footnotes.

ANNUAL REPORT   |   JOHN HANCOCK FOCUSED HIGH YIELD FUND       8

This chart and table show what happened to a hypothetical $10,000 investment in John Hancock Focused High Yield Fund for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in the Bank of America Merrill Lynch U.S. High Yield Master II Index.

	Start date	With maximum sales charge ($)	Without sales charge ($)	Index ($)
Class B4	5-31-06	13,999	13,999	20,199
Class C4	5-31-06	13,793	13,793	20,199
Class I2,3	5-31-06	15,286	15,286	20,199
Class NAV[2,3]	5-31-06	15,509	15,509	20,199

The values shown in the chart for Class A shares with maximum sales charge have been adjusted to reflect the reduction in the Class A shares' maximum sales charge from 4.5% to 4.0%, which became effective on 2-3-14.

Performance of the classes will vary based on the difference in sales charges paid by shareholders investing in the different classes and the fee structure of those classes.

The Bank of America Merrill Lynch U.S. High Yield Master II Index is an unmanaged index consisting of U.S. dollar-denominated public corporate issues with par amounts greater than $100 million that are rated below investment grade.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Footnotes related to performance pages

1	Unsubsidized yield reflects what the yield would have been without the effects of reimbursements and waivers.
2	Class I shares were first offered on 8-27-07; Class NAV shares were first offered on 10-21-13. The returns prior to these dates are those of Class A shares that have been recalculated to apply the gross fees and expenses of Class I and Class NAV shares, as applicable.
3	For certain types of investors, as described in the fund's prospectuses.
4	The contingent deferred sales charge is not applicable.
ANNUAL REPORT   |   JOHN HANCOCK FOCUSED HIGH YIELD FUND       9

Your expenses

These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.

Understanding fund expenses

As a shareholder of the fund, you incur two types of costs:

•	Transaction costs, which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.
•	Ongoing operating expenses, including management fees, distribution and service fees (if applicable), and other fund expenses.

We are presenting only your ongoing operating expenses here.

Actual expenses/actual returns

This example is intended to provide information about the fund's actual ongoing operating expenses, and is based on the fund's actual return. It assumes an account value of $1,000.00 on December 1, 2015, with the same investment held until May 31, 2016.

	Account value on 12-1-2015	Ending value on 5-31-2016	Expenses paid during period ended 5-31-2016[1]	Annualized expense ratio
Class A	1,000.00	$1,040.30	$4.95	0.97%
Class B	1,000.00	1,033.10	8.74	1.72%
Class C	1,000.00	1,036.40	8.76	1.72%
Class I	1,000.00	1,038.50	3.62	0.71%
Class NAV	1,000.00	1,039.20	3.06	0.60%

Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at May 31, 2016, by $1,000.00, then multiply it by the "expenses paid" for your share class from the table above. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

ANNUAL REPORT   |   JOHN HANCOCK FOCUSED HIGH YIELD FUND       10

Hypothetical example for comparison purposes

This table allows you to compare the fund's ongoing operating expenses with those of any other fund. It provides an example of the fund's hypothetical account values and hypothetical expenses based on each class's actual expense ratio and an assumed 5% annualized return before expenses (which is not the fund's actual return). It assumes an account value of $1,000.00 on December 1, 2015, with the same investment held until May 31, 2016. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

	Account value on 12-1-2015	Ending value on 5-31-2016	Expenses paid during period ended 5-31-2016[1]	Annualized expense ratio
Class A	$1,000.00	$1,020.20	$4.90	0.97%
Class B	1,000.00	1,016.40	8.67	1.72%
Class C	1,000.00	1,016.40	8.67	1.72%
Class I	1,000.00	1,021.50	3.59	0.71%
Class NAV	1,000.00	1,022.00	3.03	0.60%

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectuses for details regarding transaction costs.

1	Expenses are equal to the fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).
ANNUAL REPORT   |   JOHN HANCOCK FOCUSED HIGH YIELD FUND       11

Fund's investments

As of 5-31-16
	Rate (%)	Maturity date	Par value^	Value
Corporate bonds 88.3%				$599,693,399
(Cost $613,219,425)
Consumer discretionary 17.1%				116,229,621
Auto components 1.6%
Lear Corp.	5.250	01-15-25	1,890,000	2,012,850
The Goodyear Tire & Rubber Company	5.000	05-31-26	2,525,000	2,553,406
The Goodyear Tire & Rubber Company	7.000	05-15-22	1,955,000	2,099,181
ZF North America Capital, Inc. (S)	4.750	04-29-25	4,520,000	4,519,981
Automobiles 1.0%
Fiat Chrysler Automobiles NV	5.250	04-15-23	2,150,000	2,139,250
General Motors Company	4.000	04-01-25	3,100,000	3,115,268
General Motors Financial Company, Inc.	3.450	04-10-22	1,340,000	1,328,578
Hotels, restaurants and leisure 2.5%
Eldorado Resorts, Inc.	7.000	08-01-23	4,230,000	4,420,350
GLP Capital LP	4.375	04-15-21	885,000	907,125
GLP Capital LP	5.375	04-15-26	1,255,000	1,308,338
International Game Technology PLC (S)	6.500	02-15-25	4,745,000	4,745,000
Mohegan Tribal Gaming Authority	9.750	09-01-21	5,395,000	5,684,981
Waterford Gaming LLC (H)(S)	8.625	09-15-14	1,649,061	0
Household durables 0.6%
Beazer Homes USA, Inc.	7.500	09-15-21	2,875,000	2,486,875
Lennar Corp.	4.875	12-15-23	1,650,000	1,629,375
Media 9.6%
AMC Networks, Inc.	5.000	04-01-24	3,525,000	3,520,594
Cablevision Systems Corp.	5.875	09-15-22	1,550,000	1,383,375
Cablevision Systems Corp.	7.750	04-15-18	1,000,000	1,065,000
Cablevision Systems Corp.	8.000	04-15-20	2,500,000	2,543,750
CCO Holdings LLC	5.125	02-15-23	4,100,000	4,171,750
Cengage Learning, Inc. (S)	9.500	06-15-24	2,310,000	2,338,875
Clear Channel Worldwide Holdings, Inc.	6.500	11-15-22	2,980,000	2,991,175
EMI Music Publishing Group North America Holdings, Inc. (S)	7.625	06-15-24	1,175,000	1,202,906
Entercom Radio LLC	10.500	12-01-19	1,125,000	1,189,688
iHeartCommunications, Inc.	10.625	03-15-23	1,500,000	1,110,000
McGraw-Hill Global Education Holdings LLC (S)	7.875	05-15-24	2,365,000	2,465,513
MDC Partners, Inc. (S)	6.500	05-01-24	5,065,000	4,900,388
Numericable-SFR SA (S)	6.250	05-15-24	2,000,000	1,945,000
Numericable-SFR SA (S)	7.375	05-01-26	2,600,000	2,617,875
Outfront Media Capital LLC	5.875	03-15-25	3,125,000	3,250,000
Radio One, Inc. (S)	7.375	04-15-22	4,530,000	4,326,150
Radio One, Inc. (S)	9.250	02-15-20	3,585,000	3,101,025
Sinclair Television Group, Inc. (S)	5.875	03-15-26	925,000	952,750
Sinclair Television Group, Inc.	6.375	11-01-21	3,825,000	4,035,375

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK FOCUSED HIGH YIELD FUND       12

	Rate (%)	Maturity date	Par value^	Value
Consumer discretionary (continued)
Media (continued)
Sirius XM Radio, Inc. (S)	5.375	04-15-25	3,000,000	$3,011,250
Sirius XM Radio, Inc. (S)	5.375	07-15-26	1,925,000	1,915,375
Sirius XM Radio, Inc. (S)	6.000	07-15-24	3,490,000	3,655,775
Time, Inc. (S)	5.750	04-15-22	2,000,000	1,907,500
Univision Communications, Inc. (S)	6.750	09-15-22	1,425,000	1,514,063
Virgin Media Finance PLC (S)	6.375	04-15-23	2,000,000	2,060,000
Virgin Media Secured Finance PLC (S)	5.375	04-15-21	1,620,000	1,675,688
Specialty retail 1.3%
GameStop Corp. (S)	6.750	03-15-21	2,000,000	1,970,000
Jo-Ann Stores Holdings, Inc., PIK (S)	9.750	10-15-19	3,390,000	2,966,250
L Brands, Inc.	6.950	03-01-33	4,058,000	4,088,435
Textiles, apparel and luxury goods 0.5%
PVH Corp.	4.500	12-15-22	3,345,000	3,403,538
Consumer staples 7.0%				47,394,109
Food and staples retailing 1.7%
Performance Food Group, Inc. (S)	5.500	06-01-24	2,310,000	2,338,875
Simmons Foods, Inc. (S)	7.875	10-01-21	3,500,000	3,185,000
SUPERVALU, Inc.	7.750	11-15-22	3,525,000	3,062,344
Tops Holding LLC (S)	8.000	06-15-22	2,955,000	2,607,788
Food products 1.6%
Kraft Heinz Foods Company (S)	4.875	02-15-25	2,189,000	2,388,611
Post Holdings, Inc.	7.375	02-15-22	3,760,000	3,971,500
Southern States Cooperative, Inc. (S)	10.000	08-15-21	2,865,000	1,905,225
TreeHouse Foods, Inc. (S)	6.000	02-15-24	2,320,000	2,441,800
Household products 2.0%
Central Garden & Pet Company	6.125	11-15-23	3,210,000	3,330,375
Kronos Acquisition Holdings, Inc. (S)	9.000	08-15-23	3,320,000	3,212,100
Reynolds Group Issuer, Inc.	5.750	10-15-20	4,965,000	5,120,156
Spectrum Brands, Inc.	6.625	11-15-22	2,000,000	2,131,260
Personal products 0.6%
Revlon Consumer Products Corp.	5.750	02-15-21	4,400,000	4,400,000
Tobacco 1.1%
Alliance One International, Inc.	9.875	07-15-21	4,350,000	3,817,125
Vector Group, Ltd.	7.750	02-15-21	3,340,000	3,481,950
Energy 9.6%				65,370,880
Energy equipment and services 0.7%
Chaparral Energy, Inc. (H)	7.625	11-15-22	2,620,000	1,237,950
CSI Compressco LP	7.250	08-15-22	3,140,000	2,543,400
Permian Holdings, Inc. (S)	10.500	01-15-18	3,700,000	1,258,000

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK FOCUSED HIGH YIELD FUND       13

	Rate (%)	Maturity date	Par value^	Value
Energy (continued)
Oil, gas and consumable fuels 8.9%
American Energy-Permian Basin LLC (S)	7.125	11-01-20	2,240,000	$1,153,600
Antero Resources Corp.	5.125	12-01-22	1,695,000	1,622,963
Approach Resources, Inc.	7.000	06-15-21	1,870,000	1,065,900
Calumet Specialty Products Partners LP	6.500	04-15-21	3,200,000	2,144,000
Cheniere Corpus Christi Holdings LLC (S)	7.000	06-30-24	2,120,000	2,173,000
Energy XXI Gulf Coast, Inc. (H)(S)	11.000	03-15-20	2,885,000	1,154,000
Freeport-McMoran Oil & Gas LLC	6.875	02-15-23	3,615,000	3,361,950
Global Partners LP	6.250	07-15-22	3,815,000	3,118,763
Halcon Resources Corp. (H)	9.750	07-15-20	2,950,000	582,625
Halcon Resources Corp. (H)(S)	13.000	02-15-22	2,471,000	1,352,873
Kinder Morgan Energy Partners LP	4.250	09-01-24	2,465,000	2,398,302
Oasis Petroleum, Inc.	6.875	03-15-22	3,215,000	2,957,800
PBF Holding Company LLC (S)	7.000	11-15-23	1,915,000	1,831,219
Plains All American Pipeline LP	4.650	10-15-25	2,135,000	2,026,089
Rice Energy, Inc.	7.250	05-01-23	1,340,000	1,353,400
Sanchez Energy Corp.	6.125	01-15-23	3,290,000	2,368,800
SandRidge Energy, Inc. (H)(S)	8.750	06-01-20	4,045,000	1,597,775
SM Energy Company	5.625	06-01-25	4,485,000	3,857,100
Summit Midstream Holdings LLC	7.500	07-01-21	1,880,000	1,743,700
Teekay Offshore Partners LP	6.000	07-30-19	4,945,000	3,659,300
Tesoro Corp.	5.125	04-01-24	1,655,000	1,650,863
Tesoro Logistics LP	6.250	10-15-22	1,650,000	1,703,625
Tesoro Logistics LP	6.375	05-01-24	840,000	865,200
Tullow Oil PLC (S)	6.000	11-01-20	2,505,000	2,007,758
Whiting Petroleum Corp.	5.750	03-15-21	3,300,000	2,796,750
Whiting Petroleum Corp.	6.250	04-01-23	1,040,000	858,000
Williams Partners LP	4.875	03-15-24	6,415,000	5,798,525
WPX Energy, Inc.	5.250	09-15-24	3,595,000	3,127,650
Financials 9.2%				62,338,307
Banks 3.2%
Citigroup, Inc. (5.950% to 1-30-23, then 3 month LIBOR + 4.069%) (Q)	5.950	01-30-23	975,000	975,914
Citigroup, Inc. (6.125% to 11-15-20, then 3 month LIBOR + 4.478%) (Q)	6.125	11-15-20	3,000,000	3,056,250
Credit Agricole SA (7.875% to 1-23-24, then 5 Year U.S. Swap Rate + 4.898%) (Q)(S)	7.875	01-23-24	3,030,000	2,969,400
Credit Agricole SA (8.125% to 12-23-25, then 5 Year U.S. Swap Rate + 6.185%) (Q)(S)	8.125	12-23-25	3,535,000	3,666,679
ING Groep NV (6.500% to 4-16-25, then 5 Year U.S. Swap Rate + 4.446%) (Q)	6.500	04-16-25	1,950,000	1,822,031
Lloyds Banking Group PLC (7.500% to 6-27-24, then 5 year U.S. Swap Rate + 4.760%) (Q)	7.500	06-27-24	2,805,000	2,812,013

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK FOCUSED HIGH YIELD FUND       14

	Rate (%)	Maturity date	Par value^	Value
Financials (continued)
Banks (continued)
Wells Fargo & Company (5.900% to 6-15-24, then 3 month LIBOR + 3.110%) (Q)	5.900	06-15-24	5,880,000	$6,094,326
Capital markets 1.4%
Morgan Stanley (5.550% to 7-15-20, then 3 month LIBOR + 3.810%) (Q)	5.550	07-15-20	6,765,000	6,765,000
The Goldman Sachs Group, Inc. (5.375% to 5-10-20, then 3 month LIBOR + 3.922%) (Q)	5.375	05-10-20	2,500,000	2,437,750
Consumer finance 0.4%
Enova International, Inc.	9.750	06-01-21	2,550,000	1,950,750
Springleaf Finance Corp.	8.250	12-15-20	955,000	993,200
Diversified financial services 1.1%
Lincoln Finance, Ltd. (S)	7.375	04-15-21	1,955,000	2,091,850
McGraw-Hill Financial, Inc.	6.550	11-15-37	1,575,000	1,854,005
Nationstar Mortgage LLC	7.875	10-01-20	1,455,000	1,378,613
NewStar Financial, Inc.	7.250	05-01-20	2,550,000	2,371,500
Real estate investment trusts 0.3%
Iron Mountain, Inc.	6.000	08-15-23	1,850,000	1,933,250
Real estate management and development 0.5%
Rialto Holdings LLC (S)	7.000	12-01-18	3,601,000	3,555,988
Thrifts and mortgage finance 2.3%
Ladder Capital Finance Holdings LLLP (S)	5.875	08-01-21	3,635,000	3,198,800
Ladder Capital Finance Holdings LLLP	7.375	10-01-17	2,425,000	2,449,250
Nationstar Mortgage LLC	6.500	06-01-22	3,800,000	3,220,500
Quicken Loans, Inc. (S)	5.750	05-01-25	2,335,000	2,212,413
Radian Group, Inc.	7.000	03-15-21	1,540,000	1,632,400
Stearns Holdings LLC (S)	9.375	08-15-20	3,065,000	2,896,425
Health care 7.9%				53,627,567
Health care equipment and supplies 0.3%
Kinetic Concepts, Inc. (S)	7.875	02-15-21	1,800,000	1,931,004
Health care providers and services 6.7%
Centene Corp. (S)	6.125	02-15-24	1,790,000	1,885,103
Centene Escrow Corp. (S)	5.625	02-15-21	1,175,000	1,222,000
Community Health Systems, Inc.	6.875	02-01-22	2,580,000	2,217,226
Covenant Surgical Partners, Inc. (S)	8.750	08-01-19	3,538,000	3,369,945
DaVita HealthCare Partners, Inc.	5.125	07-15-24	2,575,000	2,609,763
Fresenius US Finance II, Inc. (S)	4.500	01-15-23	2,045,000	2,106,350
HCA, Inc.	5.375	02-01-25	8,460,000	8,586,900
HCA, Inc.	7.500	02-15-22	1,100,000	1,247,125
HealthSouth Corp.	5.750	11-01-24	3,435,000	3,482,231
LifePoint Health, Inc.	5.875	12-01-23	4,000,000	4,130,000
MEDNAX, Inc. (S)	5.250	12-01-23	2,580,000	2,639,675

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK FOCUSED HIGH YIELD FUND       15

	Rate (%)	Maturity date	Par value^	Value
Health care (continued)
Health care providers and services (continued)
Molina Healthcare, Inc. (S)	5.375	11-15-22	2,925,000	$2,921,432
Quorum Health Corp. (S)	11.625	04-15-23	2,190,000	2,190,000
Select Medical Corp.	6.375	06-01-21	7,535,000	7,252,438
Pharmaceuticals 0.9%
Mallinckrodt International Finance SA (S)	5.500	04-15-25	2,200,000	1,985,500
Mallinckrodt International Finance SA (S)	5.750	08-01-22	4,075,000	3,850,875
Industrials 9.5%				64,677,638
Aerospace and defense 4.7%
AerCap Ireland Capital, Ltd.	4.500	05-15-21	8,309,000	8,547,884
AerCap Ireland Capital, Ltd.	4.625	10-30-20	1,720,000	1,780,200
Huntington Ingalls Industries, Inc. (S)	5.000	12-15-21	3,990,000	4,199,475
Huntington Ingalls Industries, Inc. (S)	5.000	11-15-25	4,375,000	4,593,750
LMI Aerospace, Inc.	7.375	07-15-19	3,200,000	3,264,000
StandardAero Aviation Holdings, Inc. (S)	10.000	07-15-23	2,300,000	2,300,000
Textron Financial Corp. (6.000% to 2-15-17, then 3 month LIBOR + 1.735%) (S)	6.000	02-15-67	11,405,000	7,356,225
Air freight and logistics 0.3%
XPO Logistics, Inc. (S)	6.500	06-15-22	2,290,000	2,198,400
Airlines 0.7%
Air Canada (S)	8.750	04-01-20	3,200,000	3,452,000
Air Canada 2013-1 Class C Pass Through Trust (S)	6.625	05-15-18	1,450,000	1,491,688
Construction and engineering 0.3%
AECOM	5.875	10-15-24	1,650,000	1,716,000
Machinery 0.6%
Trinity Industries, Inc.	4.550	10-01-24	4,490,000	4,155,746
Road and rail 1.1%
OPE KAG Finance Sub, Inc. (S)	7.875	07-31-23	3,700,000	3,718,500
The Hertz Corp.	6.250	10-15-22	755,000	750,281
The Hertz Corp.	6.750	04-15-19	3,210,000	3,252,526
Trading companies and distributors 1.8%
Ahern Rentals, Inc. (S)	7.375	05-15-23	1,900,000	1,406,000
Aircastle, Ltd.	5.000	04-01-23	860,000	879,350
Aircastle, Ltd.	5.125	03-15-21	4,885,000	5,153,675
Standard Industries, Inc. (S)	5.500	02-15-23	950,000	978,500
United Rentals North America, Inc.	5.500	07-15-25	3,550,000	3,483,438
Information technology 5.4%				36,597,290
Internet software and services 1.9%
Ancestry.com Holdings LLC, PIK (S)	9.625	10-15-18	3,110,000	3,168,313
InterActiveCorp	4.875	11-30-18	2,784,000	2,850,120
Match Group, Inc. (S)	6.375	06-01-24	1,430,000	1,458,600

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK FOCUSED HIGH YIELD FUND       16

	Rate (%)	Maturity date	Par value^	Value
Information technology (continued)
Internet software and services (continued)
Rackspace Hosting, Inc. (S)	6.500	01-15-24	5,180,000	$5,180,000
IT services 0.3%
Alliance Data Systems Corp. (S)	5.375	08-01-22	1,950,000	1,891,500
Semiconductors and semiconductor equipment 1.3%
Micron Technology, Inc. (S)	5.250	08-01-23	4,000,000	3,390,000
Micron Technology, Inc. (S)	7.500	09-15-23	3,635,000	3,816,750
Qorvo, Inc. (S)	7.000	12-01-25	1,900,000	1,966,500
Software 1.4%
Activision Blizzard, Inc. (S)	5.625	09-15-21	2,750,000	2,887,500
Activision Blizzard, Inc. (S)	6.125	09-15-23	1,250,000	1,360,938
Electronic Arts, Inc.	4.800	03-01-26	2,655,000	2,796,612
Open Text Corp. (S)	5.875	06-01-26	1,725,000	1,729,313
PTC, Inc.	6.000	05-15-24	875,000	911,094
Technology hardware, storage and peripherals 0.5%
Western Digital Corp. (S)	7.375	04-01-23	3,060,000	3,190,050
Materials 9.1%				61,997,769
Building materials 0.7%
Standard Industries, Inc. (S)	5.375	11-15-24	2,920,000	2,985,700
Standard Industries, Inc. (S)	6.000	10-15-25	1,960,000	2,082,500
Chemicals 3.7%
Ashland, Inc.	6.875	05-15-43	3,000,000	2,970,000
Chemtura Corp.	5.750	07-15-21	2,160,000	2,187,000
NOVA Chemicals Corp. (S)	5.250	08-01-23	4,000,000	4,010,000
Platform Specialty Products Corp. (S)	6.500	02-01-22	4,860,000	4,313,250
Platform Specialty Products Corp. (S)	10.375	05-01-21	1,720,000	1,750,100
Rain CII Carbon LLC (S)	8.250	01-15-21	2,470,000	1,895,725
The Chemours Company	6.625	05-15-23	8,080,000	7,251,800
Tronox Finance LLC	6.375	08-15-20	375,000	288,750
Tronox Finance LLC (S)	7.500	03-15-22	740,000	551,300
Construction materials 0.2%
NWH Escrow Corp. (S)	7.500	08-01-21	1,750,000	1,251,250
Containers and packaging 1.3%
Ardagh Finance Holdings SA, PIK (S)	8.625	06-15-19	3,530,561	3,636,478
Ardagh Packaging Finance PLC (S)	7.250	05-15-24	890,000	905,575
Ball Corp.	5.000	03-15-22	1,835,000	1,917,575
Graphic Packaging International, Inc.	4.750	04-15-21	2,500,000	2,612,500
Metals and mining 2.8%
Aleris International, Inc. (S)	9.500	04-01-21	1,470,000	1,510,425
ArcelorMittal	7.250	02-25-22	2,170,000	2,267,650
FMG Resources August 2006 Pty, Ltd. (S)	9.750	03-01-22	1,805,000	1,933,606
Freeport-McMoRan, Inc.	5.450	03-15-43	5,795,000	4,373,429

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK FOCUSED HIGH YIELD FUND       17

	Rate (%)	Maturity date	Par value^	Value
Materials (continued)
Metals and mining (continued)
Kinross Gold Corp.	5.950	03-15-24	1,965,000	$1,854,274
Lundin Mining Corp. (S)	7.500	11-01-20	1,835,000	1,867,113
New Gold, Inc. (S)	6.250	11-15-22	1,110,000	1,051,725
Novelis, Inc.	8.750	12-15-20	3,010,000	3,122,875
Teck Resources, Ltd. (S)	8.500	06-01-24	875,000	897,969
Paper and forest products 0.4%
Norbord, Inc. (S)	6.250	04-15-23	2,460,000	2,509,200
Telecommunication services 10.6%				72,084,406
Diversified telecommunication services 9.1%
Altice Financing SA (S)	7.500	05-15-26	4,305,000	4,299,619
CenturyLink, Inc.	7.500	04-01-24	3,130,000	3,096,744
Communications Sales & Leasing, Inc.	8.250	10-15-23	2,710,000	2,554,175
Frontier Communications Corp.	6.250	09-15-21	3,020,000	2,808,600
Frontier Communications Corp. (S)	11.000	09-15-25	7,585,000	7,717,738
GCI, Inc.	6.875	04-15-25	5,325,000	5,364,938
Inmarsat Finance PLC (S)	4.875	05-15-22	3,420,000	3,018,150
Intelsat Jackson Holdings SA	5.500	08-01-23	2,305,000	1,480,963
Intelsat Jackson Holdings SA	6.625	12-15-22	3,350,000	2,252,875
Intelsat Jackson Holdings SA (S)	8.000	02-15-24	2,010,000	2,047,688
Intelsat Luxembourg SA	6.750	06-01-18	1,730,000	1,240,739
Level 3 Financing, Inc.	5.625	02-01-23	2,830,000	2,890,138
SBA Communications Corp.	4.875	07-15-22	4,135,000	4,145,338
T-Mobile USA, Inc.	6.125	01-15-22	1,563,000	1,648,965
T-Mobile USA, Inc.	6.250	04-01-21	1,880,000	1,969,300
T-Mobile USA, Inc.	6.375	03-01-25	1,800,000	1,885,500
T-Mobile USA, Inc.	6.500	01-15-26	2,735,000	2,890,553
T-Mobile USA, Inc.	6.625	04-01-23	1,580,000	1,674,800
T-Mobile USA, Inc.	6.731	04-28-22	2,855,000	2,994,181
Wind Acquisition Finance SA (S)	7.375	04-23-21	3,670,000	3,472,738
Windstream Services LLC	7.500	06-01-22	2,500,000	2,081,250
Wireless telecommunication services 1.5%
Digicel, Ltd. (S)	6.000	04-15-21	3,595,000	3,184,739
Digicel, Ltd. (S)	6.750	03-01-23	3,605,000	3,172,400
Sprint Communications, Inc.	6.000	11-15-22	2,980,000	2,235,000
Sprint Communications, Inc.	7.000	08-15-20	765,000	650,250
Sprint Corp.	7.875	09-15-23	1,665,000	1,307,025
Utilities 2.9%				19,375,812
Electric utilities 0.2%
Talen Energy Supply LLC	6.500	06-01-25	1,200,000	1,053,000
Independent power and renewable electricity producers 2.7%
Dynegy, Inc.	7.625	11-01-24	5,765,000	5,534,400

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK FOCUSED HIGH YIELD FUND       18

	Rate (%)	Maturity date	Par value^	Value
Utilities (continued)
Independent power and renewable electricity producers (continued)
NRG Energy, Inc.	6.250	07-15-22	4,670,000	$4,586,818
NRG Energy, Inc. (S)	7.250	05-15-26	1,225,000	1,223,469
NRG Yield Operating LLC	5.375	08-15-24	7,250,000	6,978,125
Convertible bonds 0.2%				$1,520,625
(Cost $1,528,125)
Telecommunication services 0.2%				1,520,625
Clearwire Communications LLC (S)	8.250	12-01-40	1,500,000	1,520,625
Term loans (M) 4.4%				$29,517,618
(Cost $31,249,997)
Consumer discretionary 1.2%				8,011,414
Hotels, restaurants and leisure 0.3%
Fontainebleau Las Vegas Holdings LLC (H)	1.000	06-06-16	2,376,576	653,558
Twin River Management Group, Inc.	5.250	07-10-20	1,177,453	1,182,604
Media 0.1%
iHeartCommunications, Inc.	7.204	01-30-19	1,322,237	1,014,265
Multiline retail 0.5%
JC Penney Corp., Inc.	6.000	05-22-18	3,222,219	3,221,549
Textiles, apparel and luxury goods 0.3%
Samsonite International SA	4.000	05-12-23	1,925,000	1,939,438
Energy 0.4%				2,331,639
Oil, gas and consumable fuels 0.4%
Citgo Holding, Inc.	9.500	05-12-18	2,322,928	2,331,639
Industrials 2.0%				13,465,638
Aerospace and defense 0.9%
Jazz Acquisition, Inc.	4.500	06-19-21	1,588,250	1,334,130
WP CPP Holdings LLC	4.500	12-28-19	3,899,923	3,763,425
WP CPP Holdings LLC	8.750	04-30-21	1,400,000	1,211,000
Building products 0.5%
Builders FirstSource, Inc.	6.000	07-31-22	3,399,348	3,398,287
Machinery 0.4%
Gardner Denver, Inc.	4.250	07-30-20	2,880,647	2,656,196
Road and rail 0.2%
Aegis Toxicology Corp.	9.500	08-24-21	1,480,000	1,102,600
Materials 0.3%				2,201,906
Construction materials 0.3%
Doncasters Group, Ltd.	9.500	10-09-20	2,361,293	2,201,906

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK FOCUSED HIGH YIELD FUND       19

	Rate (%)	Maturity date	Par value^	Value
Telecommunication services 0.3%				$2,018,359
Diversified telecommunication services 0.3%
Windstream Services LLC	5.750	03-29-21	2,015,000	2,018,359
Utilities 0.2%				1,488,662
Electric utilities 0.2%
ExGen Texas Power LLC	5.750	09-16-21	1,984,882	1,488,662
Capital preferred securities 0.2%				$1,134,000
(Cost $1,330,139)
Financials 0.2%				1,134,000
ILFC E-Capital Trust II (P)(S)	4.490	12-21-65	1,400,000	1,134,000
Collateralized mortgage obligations 1.6%				$10,611,380
(Cost $6,274,165)
Commercial and residential 1.6%				10,611,380
Banc of America Re-Remic Trust Series 2013-DSNY, Class F (P) (S)	3.935	09-15-26	1,000,000	989,989
CGBAM Commercial Mortgage Trust Series 2015-SMRT, Class F (P) (S)	3.786	04-10-28	1,500,000	1,405,440
HarborView Mortgage Loan Trust
Series 2007-3, Class ES IO (S)	0.350	05-19-47	113,479,904	1,765,293
Series 2007-4, Class ES IO	0.350	07-19-47	119,674,382	1,741,980
Series 2007-6, Class ES IO (S)	0.344	08-19-37	91,803,357	1,171,044
Hilton USA Trust Series 2013-HLF, Class EFL (P) (S)	4.186	11-05-30	3,549,787	3,537,634
Asset backed securities 0.3%				$2,304,201
(Cost $2,323,325)
Driven Brands Funding LLC Series 2015-1A, Class A2 (S)	5.216	07-20-45	2,323,325	2,304,201
			Shares	Value
Common stocks 0.1%				$829,116
(Cost $32,791,184)
Consumer discretionary 0.0%				0
Hotels, restaurants and leisure 0.0%
Trump Entertainment Resorts, Inc. (I)(V)			557,205	0
Media 0.0%
Granite Broadcasting Corp.			11,688	0
Vertis Holdings, Inc. (I)			560,094	0
Financials 0.1%				685,503
Consumer finance 0.1%
Navient Corp.			50,000	685,503

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK FOCUSED HIGH YIELD FUND       20

			Shares	Value
Industrials 0.0%				$143,613
Machinery 0.0%
Glasstech, Inc., Series A (I)			144	143,613
Preferred securities 2.3%				$15,608,588
(Cost $17,517,757)
Financials 1.3%				8,641,454
Banks 0.4%
	Wells Fargo & Company, Series L, 7.500%		2,342	2,879,185
Consumer finance 0.2%
	SLM Corp., Series A, 6.970%		30,981	1,487,088
Diversified financial services 0.7%
	GMAC Capital Trust I, 6.402%		170,700	4,275,181
Health care 0.2%				1,215,500
Pharmaceuticals 0.2%
	Teva Pharmaceutical Industries, Ltd., 7.000%		1,430	1,215,500
Industrials 0.3%				2,220,048
Machinery 0.3%
	Glasstech, Inc., Series B (I)		4,475	2,220,048
Utilities 0.5%				3,531,586
Electric utilities 0.5%
	Exelon Corp., 6.500%		74,790	3,531,586
			Shares/Par	Value
Purchased options 0.0%				$199,472
(Cost $225,045)
Put options 0.0%				199,472
Over the Counter Option on the EUR vs. JPY (Expiration Date: 11-1-16; Strike Price: EUR 119.40; Counterparty: Standard Chartered Bank) (I)			7,500,000	138,167
Over the Counter Option on the EUR vs. SEK (Expiration Date: 11-2-16; Strike Price: EUR 9.00; Counterparty: Goldman Sachs & Company) (I)			3,750,000	28,314
Over the Counter Option on the EUR vs. USD (Expiration Date: 2-6-17; Strike Price: EUR 1.03; Counterparty: Goldman Sachs & Company) (I)			3,750,000	32,991
	Yield* (%)	Maturity date	Par value^	Value
Short-term investments 1.3%				$8,660,717
(Cost $8,660,717)
U.S. Government Agency 0.2%				1,345,000
Federal Home Loan Bank Discount Note	0.150	06-01-16	1,345,000	1,345,000

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK FOCUSED HIGH YIELD FUND       21

	Par value^	Value
Repurchase agreement 1.1%		$7,315,717
Barclays Tri-Party Repurchase Agreement dated 5-31-16 at 0.290% to be repurchased at $3,656,029 on 6-1-16, collateralized by $3,583,300 U.S. Treasury Inflation Indexed Notes, 0.625% due 1-15-26 (valued at $3,729,216, including interest)	3,656,000	3,656,000
Repurchase Agreement with State Street Corp. dated 5-31-16 at 0.000% to be repurchased at $3,198,717 on 6-1-16, collateralized by $3,209,200 U.S. Treasury Notes, 1.500% due 8-31-18 (valued at $3,250,695, including interest)	3,198,717	3,198,717
Repurchase Agreement with State Street Corp. dated 5-31-16 at 0.030% to be repurchased at $461,000 on 6-1-16, collateralized by $470,000 U.S. Treasury Notes, 1.375% due 8-31-20 (valued at $472,350, including interest)	461,000	461,000
Total investments (Cost $715,119,879)† 98.7%		$670,079,116
Other assets and liabilities, net 1.3%		$8,858,075
Total net assets 100.0%		$678,937,191

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
^All par values are denominated in U.S. dollars unless otherwise indicated.
Key to Currency abbreviations
EUR	Euro
JPY	Japanese Yen
SEK	Swedish Krona
USD	U.S. Dollar
Key to Security Abbreviations and Legend
IO	Interest Only Security — (Interest Tranche of Stripped Mortgage Pool). Rate shown is the effective yield at period end.
LIBOR	London Interbank Offered Rate
PIK	Payment-in-kind
(H)	Non-income producing - Issuer is in default.
(I)	Non-income producing security.
(M)	Term loans are variable rate obligations. The coupon rate shown represents the rate at period end.
(P)	Variable rate obligation. The coupon rate shown represents the rate at period end.
(Q)	Perpetual bonds have no stated maturity date. Date shown as maturity date is next call date.
(S)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $265,943,112 or 39.2% of the fund's net assets as of 5-31-16.
(V)	The fund owns 5% or more of the outstanding voting shares of the issuer and the security is considered an affiliate of the fund. For more information on this security refer to the Notes to financial statements.
*	Yield represents either the annualized yield at the date of purchase, the stated coupon rate or, for floating rate securities, the rate at period end.
†	At 5-31-16, the aggregate cost of investment securities for federal income tax purposes was $716,880,911. Net unrealized depreciation aggregated to $46,801,795, of which $17,932,196 related to appreciated investment securities and $64,733,991 related to depreciated investment securities.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK FOCUSED HIGH YIELD FUND       22

Financial statements

STATEMENT OF ASSETS AND LIABILITIES 5-31-16

Assets
Investments, at value (Cost $715,119,879)	$670,079,116
Cash	157,952
Foreign currency, at value (Cost $15)	14
Cash held at broker for futures contracts	312,500
Cash segregated at custodian for derivative contracts	1,090,000
Receivable for investments sold	13,500,521
Receivable for fund shares sold	415,026
Dividends and interest receivable	11,153,995
Receivable for futures variation margin	3,906
Other receivables and prepaid expenses	38,285
Total assets	696,751,315
Liabilities
Payable for investments purchased	14,451,821
Payable for fund shares repurchased	1,732,246
Swap contracts, at value	1,144,436
Distributions payable	252,613
Payable to affiliates
Accounting and legal services fees	22,175
Transfer agent fees	39,778
Distribution and service fees	15,824
Other liabilities and accrued expenses	155,231
Total liabilities	17,814,124
Net assets	$678,937,191
Net assets consist of
Paid-in capital	$1,299,932,131
Undistributed net investment income	2,274,484
Accumulated net realized gain (loss) on investments, futures contracts, foreign currency transactions and swap agreements	(578,069,819)
Net unrealized appreciation (depreciation) on investments, futures contracts, translation of assets and liabilities in foreign currencies and swap agreements	(45,199,605)
Net assets	$678,937,191

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK FOCUSED HIGH YIELD FUND       23

STATEMENT OF ASSETS AND LIABILITIES (continued)

Net asset value per share
Based on net asset values and shares outstanding-the fund has an unlimited number of shares authorized with no par value
Class A ($257,904,260 ÷ 77,749,281 shares)[1]	$3.32
Class B ($18,559,550 ÷ 5,590,990 shares)[1]	$3.32
Class C ($79,034,433 ÷ 23,841,684 shares)[1]	$3.31
Class I ($33,531,843 ÷ 10,126,985 shares)	$3.31
Class NAV ($289,907,105 ÷ 87,527,912 shares)	$3.31
Maximum offering price per share
Class A (net asset value per share ÷ 96%)[2]	$3.46

1	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
2	On single retail sales of less than $100,000. On sales of $100,000 or more and on group sales the offering price is reduced.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK FOCUSED HIGH YIELD FUND       24

STATEMENT OF OPERATIONS   For the year ended 5-31-16

Investment income
Interest	$46,313,075
Dividends	1,689,893
Less foreign taxes withheld	(15,256)
Total investment income	47,987,712
Expenses
Investment management fees	3,536,346
Distribution and service fees	1,734,459
Accounting and legal services fees	135,011
Transfer agent fees	509,454
Trustees' fees	10,442
State registration fees	78,444
Printing and postage	62,215
Professional fees	123,299
Custodian fees	104,746
Registration and filing fees	11,011
Other	29,183
Total expenses	6,334,610
Less expense reductions	(51,314)
Net expenses	6,283,296
Net investment income	41,704,416
Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments and foreign currency transactions	(55,290,659)
Futures contracts	534,003
Swap contracts	45,872
(54,710,784)
Change in net unrealized appreciation (depreciation) of
Investments and translation of assets and liabilities in foreign currencies	(5,804,216)
Futures contracts	45,096
Swap contracts	(102,108)
(5,861,228)
Net realized and unrealized loss	(60,572,012)
Decrease in net assets from operations	($18,867,596)

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK FOCUSED HIGH YIELD FUND       25

STATEMENTS OF CHANGES IN NET ASSETS

	Year ended 5-31-16	Year ended 5-31-15
Increase (decrease) in net assets
From operations
Net investment income	$41,704,416	$53,295,204
Net realized loss	(54,710,784)	(18,509,967)
Change in net unrealized appreciation (depreciation)	(5,861,228)	(47,499,377)
Decrease in net assets resulting from operations	(18,867,596)	(12,714,140)
Distributions to shareholders
From net investment income
Class A	(17,300,627)	(22,123,585)
Class B	(1,303,924)	(2,159,512)
Class C	(4,970,500)	(6,532,721)
Class I	(2,475,223)	(3,167,849)
Class NAV	(19,716,666)	(26,865,776)
Total distributions	(45,766,940)	(60,849,443)
From fund share transactions	(73,456,528)	(320,402,079)
Total decrease	(138,091,064)	(393,965,662)
Net assets
Beginning of year	817,028,255	1,210,993,917
End of year	$678,937,191	$817,028,255
Undistributed net investment income	$2,274,484	$4,915,007

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK FOCUSED HIGH YIELD FUND       26

Financial highlights

Class A Shares Period ended	5-31-16	5-31-15	5-31-14		5-31-13	5-31-12
Per share operating performance
Net asset value, beginning of period	$3.62	$3.94	$3.90		$3.42	$3.96
Net investment income[1]	0.20	0.22	0.24		0.25	0.23
Net realized and unrealized gain (loss) on investments	(0.28)	(0.29)	0.06		0.47	(0.57)
Total from investment operations	(0.08)	(0.07)	0.30		0.72	(0.34)
Less distributions
From net investment income	(0.22)	(0.25)	(0.26)		(0.24)	(0.20)
Net asset value, end of period	$3.32	$3.62	$3.94		$3.90	$3.42
Total return (%)[2,3]	(2.03)	(1.77)	8.00		21.81	(8.33)
Ratios and supplemental data
Net assets, end of period (in millions)	$258	$321	$383		$402	$398
Ratios (as a percentage of average net assets):
Expenses before reductions	0.97	0.95	0.98		1.05	1.07
Expenses including reductions	0.96	0.94	0.97		1.05	1.07
Net investment income	6.01	5.84	6.25		6.87	6.62
Portfolio turnover (%)	89	80	75	[4]	103	46

1	Based on average daily shares outstanding.
2	Does not reflect the effect of sales charges, if any.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4	Excludes merger activity.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK FOCUSED HIGH YIELD FUND       27

Class B Shares Period ended	5-31-16	5-31-15	5-31-14		5-31-13	5-31-12
Per share operating performance
Net asset value, beginning of period	$3.63	$3.94	$3.90		$3.42	$3.96
Net investment income[1]	0.17	0.19	0.21		0.22	0.20
Net realized and unrealized gain (loss) on investments	(0.29)	(0.28)	0.06		0.48	(0.56)
Total from investment operations	(0.12)	(0.09)	0.27		0.70	(0.36)
Less distributions
From net investment income	(0.19)	(0.22)	(0.23)		(0.22)	(0.18)
Net asset value, end of period	$3.32	$3.63	$3.94		$3.90	$3.42
Total return (%)[2,3]	(3.07)	(2.27)	7.20		20.91	(9.02)
Ratios and supplemental data
Net assets, end of period (in millions)	$19	$29	$44		$54	$53
Ratios (as a percentage of average net assets):
Expenses before reductions	1.74	1.74	1.75		1.80	1.82
Expenses including reductions	1.73	1.74	1.75		1.80	1.82
Net investment income	5.22	5.07	5.49		6.12	5.87
Portfolio turnover (%)	89	80	75	[4]	103	46

1	Based on average daily shares outstanding.
2	Does not reflect the effect of sales charges, if any.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4	Excludes merger activity.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK FOCUSED HIGH YIELD FUND       28

Class C Shares Period ended	5-31-16	5-31-15	5-31-14		5-31-13	5-31-12
Per share operating performance
Net asset value, beginning of period	$3.62	$3.94	$3.90		$3.42	$3.96
Net investment income[1]	0.18	0.19	0.21		0.22	0.20
Net realized and unrealized gain (loss) on investments	(0.30)	(0.29)	0.06		0.48	(0.56)
Total from investment operations	(0.12)	(0.10)	0.27		0.70	(0.36)
Less distributions
From net investment income	(0.19)	(0.22)	(0.23)		(0.22)	(0.18)
Net asset value, end of period	$3.31	$3.62	$3.94		$3.90	$3.42
Total return (%)[2,3]	(2.77)	(2.51)	7.21		20.92	(9.02)
Ratios and supplemental data
Net assets, end of period (in millions)	$79	$100	$123		$130	$131
Ratios (as a percentage of average net assets):
Expenses before reductions	1.73	1.71	1.73		1.80	1.82
Expenses including reductions	1.72	1.70	1.72		1.80	1.82
Net investment income	5.26	5.09	5.50		6.12	5.87
Portfolio turnover (%)	89	80	75	[4]	103	46

1	Based on average daily shares outstanding.
2	Does not reflect the effect of sales charges, if any.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4	Excludes merger activity.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK FOCUSED HIGH YIELD FUND       29

Class I Shares Period ended	5-31-16	5-31-15	5-31-14		5-31-13	5-31-12
Per share operating performance
Net asset value, beginning of period	$3.62	$3.93	$3.90		$3.41	$3.96
Net investment income[1]	0.21	0.23	0.25		0.27	0.24
Net realized and unrealized gain (loss) on investments	(0.29)	(0.28)	0.05		0.48	(0.57)
Total from investment operations	(0.08)	(0.05)	0.30		0.75	(0.33)
Less distributions
From net investment income	(0.23)	(0.26)	(0.27)		(0.26)	(0.22)
Net asset value, end of period	$3.31	$3.62	$3.93		$3.90	$3.41
Total return (%)[2]	(2.07)	(1.28)	8.05		22.58	(8.26)
Ratios and supplemental data
Net assets, end of period (in millions)	$34	$45	$58		$40	$20
Ratios (as a percentage of average net assets):
Expenses before reductions	0.72	0.75	0.72		0.72	0.72
Expenses including reductions	0.71	0.72	0.72		0.72	0.72
Net investment income	6.24	6.05	6.44		7.21	6.91
Portfolio turnover (%)	89	80	75	[3]	103	46

1	Based on average daily shares outstanding.
2	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
3	Excludes merger activity.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK FOCUSED HIGH YIELD FUND       30

Class NAV Shares Period ended	5-31-16	5-31-15	5-31-14	[1]
Per share operating performance
Net asset value, beginning of period	$3.62	$3.93	$3.85
Net investment income[2]	0.21	0.23	0.15
Net realized and unrealized gain (loss) on investments	(0.29)	(0.27)	0.10
Total from investment operations	(0.08)	(0.04)	0.25
Less distributions
From net investment income	(0.23)	(0.27)	(0.17)
Net asset value, end of period	$3.31	$3.62	$3.93
Total return (%)[3]	(1.93)	(1.11)	6.62	[4]
Ratios and supplemental data
Net assets, end of period (in millions)	$290	$321	$603
Ratios (as a percentage of average net assets):
Expenses before reductions	0.59	0.56	0.56	[5]
Expenses including reductions	0.58	0.55	0.55	[5]
Net investment income	6.39	6.24	6.39	[5]
Portfolio turnover (%)	89	80	75	[6,7]

1	The inception date for Class NAV shares is 10-21-13.
2	Based on average daily shares outstanding.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4	Not annualized.
5	Annualized.
6	Excludes merger activity.
7	The portfolio turnover is shown for the period from 6-1-13 to 5-31-14.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK FOCUSED HIGH YIELD FUND       31

Notes to financial statements

Note 1 — Organization

John Hancock Focused High Yield Fund (the fund) is a series of John Hancock Bond Trust (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to seek high current income. Capital appreciation is a secondary goal.

The fund may offer multiple classes of shares. The shares currently offered are detailed in the Statement of assets and liabilities. Class A and Class C shares are offered to all investors. Class B shares are closed to new investors. Class I shares are offered to institutions and certain investors. Class NAV shares are offered to John Hancock affiliated funds of funds and certain 529 plans. Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, transfer agent fees, state registration fees, and printing and postage for each class may differ. Class B shares convert to Class A shares eight years after purchase.

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.

Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:

Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 p.m., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the fund's Valuation Policies and Procedures. The time at which shares and transactions are priced and until which orders are accepted may vary to the extent permitted by the Securities and Exchange Commission and applicable regulations.

In order to value the securities, the fund uses the following valuation techniques: Debt obligations are valued based on the evaluated prices provided by an independent pricing vendor or from broker-dealers. Independent pricing vendors utilize matrix pricing which takes into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, as well as broker supplied prices. Equity securities held by the fund are typically valued at the last sale price or official closing price on the exchange or principal market where the security was acquired or most likely will be sold. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Options listed on an exchange are valued at the mean of the most recent bid and ask prices from the exchange where the option was acquired or most likely will be sold. Swaps and unlisted options are valued using evaluated prices obtained from an independent pricing vendor. Futures contracts are valued at settlement prices, which are the official closing prices published by the exchange on which they trade. Foreign securities and currencies, including forward foreign currency contracts, are valued in U.S. dollars, based on foreign currency exchange rates supplied by an independent pricing vendor.

In certain instances, the Pricing Committee may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.

Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund's Pricing Committee following procedures established by the Board of Trustees. The

ANNUAL REPORT   |   JOHN HANCOCK FOCUSED HIGH YIELD FUND       32

frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed.

The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund's own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.

The following is a summary of the values by input classification of the fund's investments as of May 31, 2016, by major security category or type:

	Total value at 5-31-16	Level 1 quoted price	Level 2 Significant observable inputs	Level 3 significant unobservable inputs
Corporate bonds	$599,693,399	—	$599,693,399	—
Convertible bonds	1,520,625	—	1,520,625	—
Term loans	29,517,618	—	29,517,618	—
Capital preferred securities	1,134,000	—	1,134,000	—
Collateralized mortgage obligations	10,611,380	—	10,611,380	—
Asset backed securities	2,304,201	—	2,304,201	—
Common stocks	829,116	$685,503	—	$143,613
Preferred securities	15,608,588	13,388,540	—	2,220,048
Purchased options	199,472	—	199,472	—
Short-term investments	8,660,717	—	8,660,717	—
Total investments in securities	$670,079,116	$14,074,043	$653,641,412	$2,363,661
Other financial instruments:
Futures	($57,056)	($57,056)	—	—
Credit default swaps	(1,144,436)	—	($1,144,436)	—

Repurchase agreements. The fund may enter into repurchase agreements. When the fund enters into a repurchase agreement, it receives collateral that is held in a segregated account by the fund's custodian, or for tri-party repurchase agreements, collateral is held at a third-party custodian bank in a segregated account for the benefit of the fund. The collateral amount is marked-to-market and monitored on a daily basis to ensure that the collateral held is in an amount not less than the principal amount of the repurchase agreement plus any accrued interest. Collateral received by the fund for repurchase agreements is disclosed in the Fund's investments as part of the caption related to the repurchase agreement.

Repurchase agreements are typically governed by the terms and conditions of the Master Repurchase Agreement and/or Global Master Repurchase Agreement (collectively, MRA). Upon an event of default, the non-defaulting party may close out all transactions traded under the MRA and net amounts owed. Absent an event of default, assets and liabilities resulting from repurchase agreements are not offset in the Statement of assets and liabilities. In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the collateral value may decline or the counterparty may have insufficient assets to pay back claims resulting from close-out of the transactions.

ANNUAL REPORT   |   JOHN HANCOCK FOCUSED HIGH YIELD FUND       33

Term loans (Floating rate loans). The fund may invest in term loans, which often include debt securities that are rated below investment grade at the time of purchase. Term loans are generally subject to legal or contractual restrictions on resale and generally have longer settlement periods than conventional debt securities. Term loans involve special types of risk, including credit risk, interest-rate risk, counterparty risk, risk associated with extended settlement, and the risks of being a lender. The liquidity of term loans, including the volume and frequency of secondary market trading in such loans, varies significantly over time and among individual loans. During periods of infrequent trading, valuing a term loan can be more difficult and buying and selling a term loan at an acceptable price can be more difficult and delayed, which could result in a loss.

The fund's ability to receive payments of principal, interest and other amounts in connection with term loans will depend primarily on the financial condition of the borrower. The fund's failure to receive scheduled payments on a term loan due to a default, bankruptcy or other reason would adversely affect the fund's income and would likely reduce the value of its assets. Transactions in loan investments typically take a significant amount of time (i.e., seven days or longer) to settle. This could pose a liquidity risk to the fund and, if the fund's exposure to such investments is substantial, could impair the fund's ability to meet redemptions. Because term loans may not be rated by independent credit rating agencies, a decision to invest in a particular loan could depend exclusively on the subadvisor's credit analysis of the borrower and/or term loan agents. There is greater risk that the fund may have limited rights to enforce the terms of an underlying loan than for other types of debt instruments.

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Interest income includes coupon interest and amortization/accretion of premiums/discounts on debt securities. Debt obligations may be placed in a non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful. Dividend income is recorded on the ex-date, except for dividends of foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

Foreign currency translation. Assets, including investments and liabilities denominated in foreign currencies, are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on the value of securities is reflected as a component of the realized and unrealized gains (losses) on investments.

Funds that invest internationally generally carry more risk than funds that invest strictly in U.S. securities. Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs), accounting standards and other factors. Foreign investments are also subject to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

Foreign taxes.The fund may be subject to withholding tax on income and/or capital gains or repatriation taxes imposed by certain countries in which the fund invests. Taxes are accrued based upon investment income, realized gains or unrealized appreciation.

Line of credit. The fund may borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund's custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law.

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The fund and other affiliated funds have entered into a syndicated line of credit agreement with Citibank, N.A. (Citibank) as the administrative agent, that enables them to participate in a $750 million unsecured committed line of credit. Prior to June 30, 2015, the fund and other affiliated funds had an agreement with Citibank that enabled them to participate in a $300 million unsecured committed line of credit. A commitment fee, payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund on a pro rata basis and is reflected in Other expenses on the Statement of operations. Commitment fees for the year ended May 31, 2016 were $2,382. For the year ended May 31, 2016, the fund had no borrowings under either line of credit.

Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund's relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, and transfer agent fees, for all classes, are calculated daily at the class level based on the net assets of each class and the specific expense rates applicable to each class. Through September 30, 2015, class-specific expenses, such as state registration fees and printing and postage, for all classes, were calculated daily at the class level based on the appropriate net assets of each class and the specific expense rates applicable to each class.

Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

Under the Regulated Investment Company Modernization Act of 2010, the fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Any losses incurred during those taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

For federal income tax purposes, as of May 31, 2016, the fund has a capital loss carryforward of $576,561,013 available to offset future net realized capital gains. The following table details the capital loss carryforward available as of May 31, 2016:

Capital loss carryforward expiring at May 31			No expiration date
2017	2018	2019	Short-term	Long-term
$7,851,707	$125,324,964	$104,329,868	$30,134,362	$308,920,112

Due to certain Internal Revenue Code rules, utilization of the capital loss carryforwards may be limited in future years.

As of May 31, 2016, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund's federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares dividends daily and pays them monthly. Capital gains distributions, if any, are distributed annually.

The tax character of distributions for the years ended May 31, 2016 and 2015 was as follows:

	May 31, 2016	May 31, 2015
Ordinary Income	$45,766,940	$60,849,443

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Distributions paid by the fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class. As of May 31, 2016, the components of distributable earnings on a tax basis consisted of $2,620,481 of undistributed ordinary income.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund's financial statements as a return of capital.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to expiration of capital loss carryforwards, wash sale deferrals, and amortization and accretion on debt securities.

Note 3 — Derivative Instruments

The fund may invest in derivatives in order to meet its investment objective. Derivatives include a variety of different instruments that may be traded in the OTC market, on a regulated exchange or through a clearing facility. The risks in using derivatives vary depending upon the structure of the instruments, including the use of leverage, optionality, the liquidity or lack of liquidity of the contract, the creditworthiness of the counterparty or clearing organization and the volatility of the position. Some derivatives involve risks that are potentially greater than the risks associated with investing directly in the referenced securities or other referenced underlying instrument. Specifically, the fund is exposed to the risk that the counterparty to an OTC derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction.

Forward foreign currency contracts, certain options and certain swaps are typically traded through the OTC market. Certain forwards, options and swaps are regulated by the Commodity Futures Trading Commission (the CFTC) as swaps. Derivative counterparty risk is managed through an ongoing evaluation of the creditworthiness of all potential counterparties and, if applicable, designated clearing organizations. The portfolio attempts to reduce its exposure to counterparty risk for derivatives traded in the OTC market, whenever possible, by entering into an International Swaps and Derivatives Association (ISDA) Master Agreement with each of its OTC counterparties. The ISDA gives each party to the agreement the right to terminate all transactions traded under the agreement if there is certain deterioration in the credit quality or contractual default of the other party, as defined in the ISDA. Upon an event of default or a termination of the ISDA, the non-defaulting party has the right to close out all transactions and to net amounts owed.

As defined by the ISDA, the portfolio may have collateral agreements with certain counterparties to mitigate counterparty risk on OTC derivatives. Subject to established minimum levels, collateral for OTC transactions is generally determined based on the net aggregate unrealized gain or loss on contracts with a particular counterparty. Collateral pledged to the portfolio is held in a segregated account by a third-party agent or held by the custodian bank for the benefit of the portfolio and can be in the form of cash or debt securities issued by the U.S. government or related agencies; collateral posted by the portfolio for OTC transactions is held in a segregated account at the portfolio's custodian and is noted in the accompanying portfolio of investments, or if cash is posted, on the Statement of assets and liabilities. The fund's maximum risk of loss due to counterparty risk is equal to the asset value of outstanding contracts offset by collateral received.

Futures are traded on an exchange. Exchange-traded transactions generally present less counterparty risk to a fund than OTC transactions due to margin requirements of the exchanges where the instruments are traded. The exchange stands between the fund and the broker to the contract and therefore, credit risk is generally limited to the failure of the exchange and the clearing member. Margin requirements for exchange-traded derivatives are set by the broker.

Futures. A futures contract is a contractual agreement to buy or sell a particular currency or financial instrument at a pre-determined price in the future. Risks related to the use of futures contracts include possible illiquidity of the futures markets,

ANNUAL REPORT   |   JOHN HANCOCK FOCUSED HIGH YIELD FUND       36

contract prices that can be highly volatile and imperfectly correlated to movements in the underlying financial instrument and potential losses in excess of the amounts recognized on the Statement of assets and liabilities. Use of long futures contracts subjects the fund to the risk of loss up to the notional value of the futures contracts. Use of short futures contracts subjects the fund to unlimited risk of loss.

Upon entering into a futures contract, the fund is required to deposit initial margin with the broker in the form of cash or securities. The amount of required margin is generally based on a percentage of the contract value; this amount is the initial margin for the trade. The margin deposit must then be maintained at the established level over the life of the contract. Futures margin receivable / payable is included on the Statement of assets and liabilities. Futures contracts are marked-to-market daily and an appropriate payable or receivable for the change in value (variation margin) and unrealized gain or loss is recorded by the fund. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

During the year ended May 31, 2016, the fund used futures contracts to manage duration of the fund, and maintain diversity and liquidity of the fund. The fund held futures contracts with notional values ranging up to $32.6 million as measured at each quarter end. The following table summarizes the contracts held at May 31, 2016:

Open contracts	Number of contracts	Position	Expiration date	Notional basis	Notional value	Unrealized appreciation (depreciation)
10-Year U.S. Treasury Note Futures	250	Short	Sep 2016	($32,364,819)	($32,421,875)	($57,056)
						($57,056)

Notional basis refers to the contractual amount agreed upon at inception of open contracts; notional value represents the current value of the open contract.

Forward foreign currency contracts. A forward foreign currency contract is an agreement between two parties to buy and sell specific currencies at a price that is set on the date of the contract. The forward contract calls for delivery of the currencies on a future date that is specified in the contract. Risks related to the use of forwards include the possible failure of counterparties to meet the terms of the forward agreement, the failure of the counterparties to timely post collateral if applicable, the risk that currency movements will not favor the fund thereby reducing the fund's total return, and the potential for losses in excess of the amounts recognized on the Statement of assets and liabilities.

The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked-to-market daily and the change in value is recorded by the fund as an unrealized gain or loss. Realized gains or losses, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, are recorded upon delivery or receipt of the currency or settlement with the counterparty.

During the year ended May 31, 2016, the fund used forward foreign currency contracts to manage against anticipated currency exchange rates of the fund. The fund held forward foreign currency contracts with notional values ranging up to $6.6 million as measured at each quarter end. There were no open forward foreign currency contracts as of May 31, 2016.

Options. There are two types of options, put options and call options. Options are traded either OTC or on an exchange. A call option gives the purchaser of the option the right to buy (and the seller the obligation to sell) the underlying instrument at the exercise price. A put option gives the purchaser of the option the right to sell (and the writer the obligation to buy) the underlying instrument at the exercise price. Writing puts and buying calls may increase the fund's exposure to changes in the value of the underlying instrument. Buying puts and writing calls may decrease the fund's exposure to such changes. Risks related to the use of options include the loss of premiums, possible illiquidity of the options markets, trading restrictions imposed by an exchange and movements in underlying security values, and for written options, potential losses in excess of the amounts recognized on the Statement of assets and liabilities. In addition, OTC options are subject to the risks of all OTC derivatives contracts.

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When the fund purchases an option, the premium paid by the fund is included in the portfolio of investments and subsequently "marked-to-market" to reflect current market value. If the purchased option expires, the fund realizes a loss equal to the cost of the option. If the fund exercises a call option, the cost of the securities acquired by exercising the call is increased by the premium paid to buy the call. If the fund exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are decreased by the premium paid. If the fund enters into a closing sale transaction, the fund realizes a gain or loss, depending on whether proceeds from the closing sale are greater or less than the original cost.

During the year ended May 31, 2016, the fund used purchased options to manage against anticipated currency exchange rates. During the year ended May 31, 2016, the fund held purchased options with market values ranging up to $0.5 million, as measured at each quarter end.

Credit default swaps. Credit default swaps (CDS) involve the exchange of a fixed rate premium (paid by the Buyer), for protection against the loss in value of an underlying debt instrument, referenced entity or index, in the event of a defined credit event (such as payment default or bankruptcy). Under the terms of the swap, one party acts as a "guarantor" (the Seller), receiving the premium and agreeing to contingent payments that are specified within the credit default agreement. The fund may enter into CDS in which it may act as either Buyer or Seller. By acting as the Seller, the fund may incur economic leverage since it would be obligated to pay the Buyer the notional amount of the contract in the event of a default. The amount of loss in such case could be significant, but would typically be reduced by any recovery value on the underlying credit.

Upfront payments made/received by the fund are amortized/accreted for financial reporting purposes, with the unamortized/unaccreted portion included in the Statement of assets and liabilities. A termination payment by the counterparty or the fund is recorded as realized gain or loss, as well as the net periodic payments received or paid by the fund.

Entering into swap agreements involves, to varying degrees, elements of credit, market and documentation risk that may amount to values that are in excess of the amounts recognized on the Statement of assets and liabilities. Such risks involve the possibility that there will be no liquid market for the swap, or that a counterparty may default on its obligation or delay payment under the swap terms. The counterparty may disagree or contest the terms of the swap. Market risks may also accompany the swap, including interest rate risk. The fund may also suffer losses if it is unable to terminate or assign outstanding swaps or reduce its exposure through offsetting transactions.

During the year ended May 31, 2016, the fund used CDS as a Buyer of protection to manage against potential credit events. The fund held credit default swap contracts with total USD notional amounts ranging up to $40.0 million, as measured at each quarter end. The following table summarizes the credit default swap contracts the fund held as of May 31, 2016 as a Buyer of protection.

Counterparty	Reference obligation	Notional amount	Currency	(Pay)/ received fixed rate	Maturity date	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Market value
Morgan Stanley Capital Services	Campbell Soup Company	5,000,000	USD	(1.000)%	Dec 2020	($136,476)	$98,613	($37,863)
Morgan Stanley Capital Services	Lowe's Companies, Inc.	5,000,000	USD	(1.000)%	Dec 2020	(184,283)	161,147	(23,136)
Morgan Stanley Capital Services	The Kroger Co.	1,000,000	USD	(1.000)%	Dec 2020	(26,408)	(13,289)	(39,697)
Morgan Stanley Capital Services	The Kroger Co.	5,000,000	USD	(1.000)%	Dec 2020	(116,097)	82,748	(33,349)

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Counterparty	Reference obligation	Notional amount	Currency	(Pay)/ received fixed rate	Maturity date	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Market value
Morgan Stanley Capital Services	The Procter & Gamble Company	1,000,000	USD	(1.000)%	Dec 2020	(30,941)	(135,806)	(166,747)
Morgan Stanley Capital Services	The Procter & Gamble Company	5,000,000	USD	(1.000)%	Dec 2020	(154,436)	(44,051)	(198,487)
Morgan Stanley Capital Services	The Walt Disney Company	1,000,000	USD	(1.000)%	Dec 2020	(36,429)	(79,249)	(115,678)
Morgan Stanley Capital Services	The Walt Disney Company	5,000,000	USD	(1.000)%	Dec 2020	(184,124)	(5,189)	(189,313)
Morgan Stanley Capital Services	Wal-Mart Stores, Inc.	1,000,000	USD	(1.000)%	Dec 2020	(30,031)	(118,563)	(148,594)
Morgan Stanley Capital Services	Wal-Mart Stores, Inc.	5,000,000	USD	(1.000)%	Dec 2020	(143,103)	(48,469)	(191,572)
						($1,042,328)	($102,108)	($1,144,436)

Fair value of derivative instruments by risk category

The table below summarizes the fair value of derivatives held by the fund at May 31, 2016 by risk category:

Risk	Statement of assets and liabilities location	Financial instruments location	Asset derivatives fair value	Liabilities derivatives fair value
Foreign currency	Investments, at value*	Purchased options	$199,472	—
Interest rate contracts	Receivable/payable for futures	Futures†	—	($57,056)
Credit	Swap contracts, at value	Credit default swaps	—	(1,144,436)
			$199,472	($1,201,492)

* Purchased options are included in the Fund's investments disclosed in the Statement of assets and liabilities.

† Reflects cumulative appreciation/depreciation on futures as disclosed in Note 3. Only the period end variation margin is separately disclosed on the Statement of assets and liabilities.

Effect of derivative instruments on the Statement of operations

The table below summarizes the net realized gain (loss) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended May 31, 2016:

	Statement of operations location - Net realized gain (loss) on:
Risk	Futures contracts	Investments and foreign currency transactions[1]	Investments and foreign currency transactions[2]	Swap contracts	Total
Interest rate	$534,003	—	—	—	$534,003
Foreign currency	—	$311,830	$472,824	—	784,654
Credit	—	—	—	$45,872	45,872
Total	$534,003	$311,830	$472,824	$45,872	$1,364,529

1 Realized gain/loss associated with forward foreign currency contracts is included in the caption on this Statement of operations.

2 Realized gain/loss associated with purchased options is included in the caption on this Statement of operations.

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The table below summarizes the net change in unrealized appreciation (depreciation) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended May 31, 2016:

	Statement of operations location - Change in unrealized appreciation (depreciation)
Risk	Futures contracts	Investments and translation of assets and liabilities in foreign currencies[1]	Investments and translation of assets and liabilities in foreign currencies[2]	Swap contracts	Total
Interest rate	$45,096	—	—	—	$45,096
Foreign currency	—	($80,328)	($25,573)	—	(105,901)
Credit	—	—	—	($102,108)	(102,108)
Total	$45,096	($80,328)	($25,573)	($102,108)	($162,913)

1Change in unrealized appreciation/depreciation associated with forward foreign currency contracts is included in this caption of the Statement of operations.

2Change in unrealized appreciation/depreciation associated with purchased options is included in this caption of the Statement of operations.

Note 4 — Guarantees and indemnifications

Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.

Note 5 — Fees and transactions with affiliates

John Hancock Advisers, LLC (the Advisor) serves as investment advisor for the fund. John Hancock Funds, LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, wholly owned subsidiaries of Manulife Financial Corporation (MFC).

Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor on an annual basis, equal to the sum of: (a) 0.6250% of the first $75 million of the fund's average daily net assets, (b) 0.5625% of the next $75 million of the fund's average daily net assets, (c) 0.5000% of the next $350 million of the fund's average daily net assets, (d) 0.4750% of the next $2 billion of the fund's average daily net assets and (e) 0.4500% of the fund's average daily net assets in excess of $2.5 billion. The Advisor has a subadvisory agreement with John Hancock Asset Management a division of Manulife Asset Management (US) LLC, an indirectly owned subsidiary of MFC and an affiliate of the Advisor. The fund is not responsible for payment of the subadvisory fees.

The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the year ended May 31, 2016, this waiver amounted to 0.01% of the fund's average net assets on an annualized basis. This arrangement may be amended or terminated at any time by the Advisor upon notice to the fund and with the approval of the Board of Trustees.

The Advisor has contractually agreed to waive all or a portion of its management fee and/or reimburse or pay operating expenses of the fund to the extent necessary to maintain the fund's total operating expenses at 0.72% for Class I shares, excluding certain expenses such as taxes, brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund's business, acquired fund fees and expenses paid indirectly and short dividend expense. The current expense limitation agreement for Class I will expire on September 30, 2016, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time. Prior to October 1, 2015, the Advisor had contractually agreed to waive all or a portion of its management fee and/or reimburse or pay operating expenses of the fund to the extent necessary to maintain the fund's

ANNUAL REPORT   |   JOHN HANCOCK FOCUSED HIGH YIELD FUND       40

total operating expenses at 1.85% for Class B shares, excluding certain expenses such as taxes, brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund's business, acquired fund fees and expenses paid indirectly and short dividend expense.

For the year ended May 31, 2016, these expense reductions described above amounted to the following:

Class	Expense reduction	Class	Expense reduction
Class A	$19,567	Class I	$2,707
Class B	1,682	Class NAV	21,006
Class C	6,352	Total	$51,314

Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.

The investment management fees incurred for the year ended May 31, 2016 were equivalent to a net annual effective rate of 0.51% of the fund's average daily net assets.

Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred for the year ended May 31, 2016 amounted to an annual rate of 0.02% of the fund's average daily net assets.

Distribution and service plans. The fund has a distribution agreement with the Distributor. The fund has adopted distribution and service plans with respect to Class A, Class B, and Class C shares pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the fund. The fund may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the fund's shares.

Class	Rule 12b-1 fee
Class A	0.25%
Class B	1.00%
Class C	1.00%

Sales charges. Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $183,930 for the year ended May 31, 2016. Of this amount, $22,230 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $151,120 was paid as sales commissions to broker-dealers and $10,580 was paid as sales commissions to sales personnel of Signator Investors, Inc., a broker-dealer affiliate of the Advisor.

Class A, Class B and Class C shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares that are acquired through purchases of $1 million or more and are redeemed within one year of purchase are subject to a 1.00% sales charge. Class B shares that are redeemed within six years of purchase are subject to CDSCs, at declining rates, beginning at 5.00%. Class C shares that are redeemed within one year of purchase are subject to a 1.00% CDSC. CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the year ended May 31, 2016, CDSCs received by the Distributor amounted to $42, $44,014 and $5,603 for Class A, Class B and Class C shares, respectively.

Transfer agent fees. The fund has a transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. It also includes out-of-pocket expenses,

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including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Share Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.

Class level expenses. Class level expenses for the year ended May 31, 2016 were:

Class	Distribution and service fees	Transfer agent fees	State registration fees	Printing and postage
Class A	$656,670	$331,793	$7,149	$11,218
Class B	225,451	28,504	4,554	1,503
Class C	852,338	107,680	5,316	3,753
Class I	—	41,477	4,196	1,805
Total	$1,734,459	$509,454	$21,215	$18,279

Effective October 1, 2015, state registration fees and printing and postage are treated as fund level expenses and are not included in the table above. For the period October 1, 2015 to May 31, 2016, state registration fees and printing and postage amounted to $57,229 and $43,936, respectively.

Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to each fund based on its net assets relative to other funds within the John Hancock group of funds complex.

Note 6 — Fund share transactions

Transactions in fund shares for the years ended May 31, 2016 and 2015 were as follows:

		Year ended 5-31-16		Year ended 5-31-15
	Shares	Amount	Shares	Amount
Class A Shares
Sold	13,092,181	$42,773,141	25,309,129	$93,876,148
Distributions reinvested	4,456,743	14,837,248	5,127,138	19,133,549
Repurchased	(28,284,113)	(95,980,305)	(39,115,402)	(147,340,488)
Net decrease	(10,735,189)	($38,369,916)	(8,679,135)	($34,330,791)
Class B Shares
Sold	142,686	$482,892	271,348	$1,022,165
Distributions reinvested	348,906	1,163,504	500,913	1,872,808
Repurchased	(2,993,317)	(10,013,525)	(3,865,350)	(14,369,823)
Net decrease	(2,501,725)	($8,367,129)	(3,093,089)	($11,474,850)
Class C Shares
Sold	1,482,865	$4,979,173	2,616,689	$9,775,592
Distributions reinvested	1,338,151	4,451,970	1,539,573	5,742,421
Repurchased	(6,672,025)	(22,283,098)	(7,667,959)	(28,507,393)
Net decrease	(3,851,009)	($12,851,955)	(3,511,697)	($12,989,380)
Class I Shares
Sold	4,485,768	$14,641,288	8,988,946	$33,670,969
Distributions reinvested	626,930	2,086,185	703,426	2,623,848
Repurchased	(7,499,048)	(24,813,905)	(11,986,261)	(45,443,290)
Net decrease	(2,386,350)	($8,086,432)	(2,293,889)	($9,148,473)

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		Year ended 5-31-16		Year ended 5-31-15
	Shares	Amount	Shares	Amount
Class NAV Shares
Sold	11,908,157	$38,342,542	1,413,874	$5,302,425
Distributions reinvested	5,929,589	19,716,666	7,177,781	26,865,776
Repurchased	(19,102,396)	(63,840,304)	(73,047,646)	(284,626,786)
Net decrease	(1,264,650)	($5,781,096)	(64,455,991)	($252,458,585)
Total net decrease	(20,738,923)	($73,456,528)	(82,033,801)	($320,402,079)

Affiliates of the fund owned 100% of shares of beneficial interest of Class NAV shares on May 31, 2016.

Note 7 — Purchase and sale of securities

Purchases and sales of securities, other than short-term securities and U.S. Treasury obligations, amounted to $585,222,102 and $648,762,100, respectively, for the year ended May 31, 2016.

Note 8 — Investment by affiliated funds

Certain investors in the fund are affiliated funds that are managed by the Advisor and its affiliates. The affiliated funds do not invest in the fund for the purpose of exercising management or control; however, this investment may represent a significant portion of the fund's net assets. At May 31, 2016, funds within the John Hancock group of funds complex held 42.0% of the fund's net assets. The following funds had an affiliate ownership of 5% or more of the fund's net assets:

Fund	Affiliated concentration
John Hancock Funds II Lifestyle Balanced Portfolio	20.8%
John Hancock Funds II Lifestyle Growth Portfolio	10.8%
John Hancock Funds II Lifestyle Moderate Portfolio	8.8%

Note 9 — Transactions in securities of affiliated issuers

Affiliated issuers, as defined by the 1940 Act, are those in which the fund's holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer. A summary of the fund's transactions in the securities of these issuers during the year ended May 31, 2016, is set forth below:

Affiliate	Beginning share amount	Ending share amount	Realized gain (loss)	Dividend income	Ending value
Trump Entertainment Resorts, Inc.	557,205	557,205	—	—	—

Note 10 — Interfund trading

The fund is permitted to purchase or sell securities from or to certain other affiliated funds, as set forth in Rule 17a-7 of the 1940 Act, under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the fund from or to another fund that is or could be considered an affiliate complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended May 31, 2016, the fund engaged in purchases amounting to $2,055,111.

ANNUAL REPORT   |   JOHN HANCOCK FOCUSED HIGH YIELD FUND       43

Note 11 — Subsequent event

On June 23, 2016, the Board of Trustees approved the merger of JHF III Core High Yield Fund into John Hancock Focused High Yield Fund. The record date for the merger will be on or about July 22, 2016, and the shareholder meeting will be on or about September 30, 2016. If approved by shareholders, the merger will be completed on or about October 28, 2016. Effective at the time of, and contingent upon shareholder approval of the merger, the fund will change its name to John Hancock High Yield Fund.

ANNUAL REPORT   |   JOHN HANCOCK FOCUSED HIGH YIELD FUND       44

AUDITOR'S REPORT

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of John Hancock Bond Trust and John Hancock Focused High Yield Fund:

In our opinion, the accompanying statement of assets and liabilities, including the fund's investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of John Hancock Focused High Yield Fund (the "Fund") at May 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2016 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where securities purchased confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

July 29, 2016

ANNUAL REPORT   |   JOHN HANCOCK FOCUSED HIGH YIELD FUND       45

TAX INFORMATION

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the fund, if any, paid during its taxable year ended May 31, 2016.

The fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.

The fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.

Eligible shareholders will be mailed a 2016 Form 1099-DIV in early 2017. This will reflect the tax character of all distributions paid in calendar year 2016.

Please consult a tax advisor regarding the tax consequences of your investment in the fund.

ANNUAL REPORT   |   JOHN HANCOCK FOCUSED HIGH YIELD FUND       46

Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.

Independent Trustees

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee

James M. Oates, Born: 1946	2012	230
Trustee and Chairperson of the Board
Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman and Director, Emerson Investment Management, Inc. (since 2000); Independent Chairman, Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services company) (1997-2011); Director, Stifel Financial (since 1996); Director, Investor Financial Services Corporation (1995-2007); Director, Connecticut River Bancorp (1998-2014); Director, Virtus Funds (formerly Phoenix Mutual Funds) (since 1988). Trustee and Chairperson of the Board, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee and Chairperson of the Board, John Hancock retail funds[3] (since 2012); Trustee (2005-2006 and since 2012) and Chairperson of the Board (since 2012), John Hancock Funds III; Trustee (since 2004) and Chairperson of the Board (since 2005), John Hancock Variable Insurance Trust; Trustee and Chairperson of the Board, John Hancock Funds II (since 2005).

Charles L. Bardelis,[2] Born: 1941	2012	230
Trustee
Director, Island Commuter Corp. (marine transport). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust (since 1988); Trustee, John Hancock Funds II (since 2005).

Peter S. Burgess,[2] Born: 1942	2012	230
Trustee
Consultant (financial, accounting, and auditing matters) (since 1999); Certified Public Accountant; Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln Educational Services Corporation (since 2004); Director, Symetra Financial Corporation (2010-2016); Director, PMA Capital Corporation (2004-2010). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).

William H. Cunningham, Born: 1944	1986	230
Trustee
Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Chairman (since 2009) and Director (since 2006), Lincoln National Corporation (insurance); Director, Southwest Airlines (since 2000); former Director, LIN Television (2009-2014). Trustee, John Hancock retail funds[3] (since 1986); Trustee, John Hancock Variable Insurance Trust (since 2012); Trustee, John Hancock Funds II (2005-2006 and since 2012); Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

Grace K. Fey, Born: 1946	2012	230
Trustee
Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988-2007); Director, Fiduciary Trust (since 2009). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

ANNUAL REPORT   |   JOHN HANCOCK FOCUSED HIGH YIELD FUND       47

Independent Trustees (continued)

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee

Theron S. Hoffman,[2] Born: 1947	2012	230
Trustee
Chief Executive Officer, T. Hoffman Associates, LLC (consulting firm) (since 2003); Director, The Todd Organization (consulting firm) (2003-2010); President, Westport Resources Management (investment management consulting firm) (2006-2008); Senior Managing Director, Partner, and Operating Head, Putnam Investments (2000-2003); Executive Vice President, The Thomson Corp. (financial and legal information publishing) (1997-2000). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

Deborah C. Jackson, Born: 1952	2008	230
Trustee
President, Cambridge College, Cambridge, Massachusetts (since 2011); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002-2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996-2009); Board of Directors of Boston Stock Exchange (2002-2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007-2011). Trustee, John Hancock retail funds[3] (since 2008); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

Hassell H. McClellan, Born: 1945	2012	230
Trustee
Trustee, Virtus Variable Insurance Trust (formerly Phoenix Edge Series Funds) (since 2008); Director, The Barnes Group (since 2010); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).

Steven R. Pruchansky, Born: 1944	1994	230
Trustee and Vice Chairperson of the Board
Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (since 2000); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Partner, Right Funding, LLC (since 2014); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991). Trustee (since 1992) and Chairperson of the Board (2011-2012), John Hancock retail funds[3]; Trustee and Vice Chairperson of the Board, John Hancock retail funds[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee, and Vice Chairperson of the Board, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

ANNUAL REPORT   |   JOHN HANCOCK FOCUSED HIGH YIELD FUND       48

Independent Trustees (continued)

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee

Gregory A. Russo, Born: 1949	2009	230
Trustee
Director and Audit Committee Chairman (since 2012), and Member, Audit Committee and Finance Committee (since 2011), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member (since 2012) and Finance Committee Chairman (since 2014), The Moorings, Inc. (nonprofit continuing care community); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002-2006); Vice Chairman, Industrial Markets, KPMG (1998-2002); Chairman and Treasurer, Westchester County, New York, Chamber of Commerce (1986-1992); Director, Treasurer, and Chairman of Audit and Finance Committees, Putnam Hospital Center (1989-1995); Director and Chairman of Fundraising Campaign, United Way of Westchester and Putnam Counties, New York (1990-1995). Trustee, John Hancock retail funds[3] (since 2008); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

Non-Independent Trustees4

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee

James R. Boyle, Born: 1959	2015	230
Non-Independent Trustee
Chairman and Chief Executive Officer, Zillion Group, Inc. (formerly HealthFleet, Inc.) (healthcare) (since 2014); Executive Vice President and Chief Executive Officer, U.S. Life Insurance Division of Genworth Financial, Inc. (insurance) (January 2014-July 2014); Senior Executive Vice President, Manulife Financial Corporation, President and Chief Executive Officer, John Hancock (1999-2012); Chairman and Director, John Hancock Advisers, LLC, John Hancock Funds, LLC, and John Hancock Investment Management Services, LLC (2005-2010). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (2005-2010; 2012-2014 and since 2015); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (2005-2014 and since 2015).

Craig Bromley, Born: 1966	2012	230
Non-Independent Trustee
President, John Hancock Financial Service (since 2012); Senior Executive Vice President and General Manager, U.S. Division, Manulife Financial Corporation (since 2012); President and Chief Executive Officer, Manulife Insurance Company (Manulife Japan) (2005-2012, including prior positions). Trustee, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

Warren A. Thomson, Born: 1955	2012	230
Non-Independent Trustee
Senior Executive Vice President and Chief Investment Officer, Manulife Financial Corporation and The Manufacturers Life Insurance Company (since 2009); Chairman, Manulife Asset Management (since 2001, including prior positions); Director and Chairman, Manulife Asset Management Limited (since 2006); Director and Chairman, Hancock Natural Resources Group, Inc. (since 2013). Trustee, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

ANNUAL REPORT   |   JOHN HANCOCK FOCUSED HIGH YIELD FUND       49

Principal officers who are not Trustees

Name, year of birth Position(s) held with fund Principal occupation(s) during past 5 years	Officer of the Trust since

Andrew G. Arnott, Born: 1971	2009
President
Senior Vice President, John Hancock Financial Services (since 2009); Director and Executive Vice President, John Hancock Advisers, LLC (since 2005, including prior positions); Director and Executive Vice President, John Hancock Investment Management Services, LLC (since 2006, including prior positions); President, John Hancock Funds, LLC (since 2004, including prior positions); President, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2007, including prior positions); President, John Hancock Collateral Trust (since 2015); President, John Hancock Exchange-Traded Fund Trust (since 2014).

John J. Danello, Born: 1955	2006
Senior Vice President, Secretary, and Chief Legal Officer
Vice President and Chief Counsel, John Hancock Wealth Management (since 2005); Senior Vice President (since 2007) and Chief Legal Counsel (2007-2010), John Hancock Funds, LLC and The Berkeley Financial Group, LLC; Senior Vice President (since 2006, including prior positions) and Chief Legal Officer and Secretary (since 2014), John Hancock retail funds,[3] John Hancock Funds II and John Hancock Variable Insurance Trust; Senior Vice President, Chief Legal Officer and Secretary, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Vice President, John Hancock Life & Health Insurance Company (since 2009); Vice President, John Hancock Life Insurance Company (USA) and John Hancock Life Insurance Company of New York (since 2010); and Senior Vice President, Secretary, and Chief Legal Counsel (2007-2014, including prior positions) of John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC.

Francis V. Knox, Jr., Born: 1947	2005
Chief Compliance Officer
Vice President, John Hancock Financial Services (since 2005); Chief Compliance Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, John Hancock Funds II, John Hancock Advisers, LLC, and John Hancock Investment Management Services, LLC (since 2005); Chief Compliance Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

Charles A. Rizzo, Born: 1957	2007
Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2008); Chief Financial Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust and John Hancock Funds II (since 2007); Chief Financial Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

Salvatore Schiavone, Born: 1965	2010
Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2007); Treasurer, John Hancock retail funds[3] (since 2007, including prior positions); Treasurer, John Hancock Variable Insurance Trust and John Hancock Funds II (2007-2009 and since 2010, including prior positions); Treasurer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

The Statement of Additional Information of the fund includes additional information about members of the Board of Trustees of the Trust and is available without charge, upon request, by calling 800-225-5291.

1	Each Trustee holds office until his or her successor is elected and qualified, or until the Trustee's death, retirement, resignation, or removal. Mr. Boyle has served as Trustee at various times prior to the date listed in the table.
2	Member of the Audit Committee.
3	"John Hancock retail funds" comprises John Hancock Funds III and 36 other John Hancock funds consisting of 26 series of other John Hancock trusts and 10 closed-end funds.
4	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain affiliates.
ANNUAL REPORT   |   JOHN HANCOCK FOCUSED HIGH YIELD FUND       50

More information

Trustees

James M. Oates, Chairperson
Steven R. Pruchansky, Vice Chairperson
Charles L. Bardelis*
James R. Boyle†
Craig Bromley†
Peter S. Burgess*
William H. Cunningham
Grace K. Fey
Theron S. Hoffman*
Deborah C. Jackson
Hassell H. McClellan
Gregory A. Russo
Warren A. Thomson†

Officers

Andrew G. Arnott
President

John J. Danello
Senior Vice President, Secretary,
and Chief Legal Officer

Francis V. Knox, Jr.
Chief Compliance Officer

Charles A. Rizzo
Chief Financial Officer

Salvatore Schiavone
Treasurer

Investment advisor

John Hancock Advisers, LLC

Subadvisor

John Hancock Asset Management a division of Manulife Asset Management (US) LLC

Principal distributor

John Hancock Funds, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

John Hancock Signature Services, Inc.

Legal counsel

K&L Gates LLP

Independent registered public accounting firm

PricewaterhouseCoopers LLP

*Member of the Audit Committee
†Non-Independent Trustee

The fund's proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.

The fund's complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The fund's Form N-Q is available on our website and the SEC's website, sec.gov, and can be reviewed and copied (for a fee) at the SEC's Public Reference Room in Washington, DC. Call 800-SEC-0330 to receive information on the operation of the SEC's Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.

You can also contact us:
800-225-5291 jhinvestments.com	Regular mail: John Hancock Signature Services, Inc. P.O. Box 55913 Boston, MA 02205-5913	Express mail: John Hancock Signature Services, Inc. Suite 55913 30 Dan Road Canton, MA 02021

ANNUAL REPORT   |   JOHN HANCOCK FOCUSED HIGH YIELD FUND       51

John Hancock family of funds

DOMESTIC EQUITY FUNDS

Balanced

Blue Chip Growth

Classic Value

Disciplined Value

Disciplined Value Mid Cap

Equity Income

ESG All Cap Core

ESG Large Cap Core

Fundamental All Cap Core

Fundamental Large Cap Core

Fundamental Large Cap Value

New Opportunities

Small Cap Value

Small Company

Strategic Growth

U.S. Equity

U.S. Global Leaders Growth

Value Equity

GLOBAL AND INTERNATIONAL EQUITY FUNDS

Disciplined Value International

Emerging Markets

Emerging Markets Equity

Global Equity

Global Shareholder Yield

Greater China Opportunities

International Core

International Growth

International Small Company

International Value Equity

INCOME FUNDS

Bond

California Tax-Free Income

Core High Yield

Emerging Markets Debt

Floating Rate Income

Focused High Yield

Global Income

Government Income

High Yield Municipal Bond

Income

Investment Grade Bond

Money Market

Short Duration Credit Opportunities

Spectrum Income

Strategic Income Opportunities

Tax-Free Bond

ALTERNATIVE AND SPECIALTY FUNDS

Absolute Return Currency

Alternative Asset Allocation

Enduring Assets

Financial Industries

Global Absolute Return Strategies

Global Conservative Absolute Return

Global Focused Strategies

Global Real Estate

Natural Resources

Redwood

Regional Bank

Seaport

Technical Opportunities

A fund's investment objectives, risks, charges, and expenses should be considered carefully before investing. The prospectus contains this and other important information about the fund. To obtain a prospectus, contact your financial professional, call John Hancock Investments at 800-225-5291, or visit our website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

ASSET ALLOCATION

Income Allocation Fund

Lifestyle Aggressive Portfolio

Lifestyle Balanced Portfolio

Lifestyle Conservative Portfolio

Lifestyle Growth Portfolio

Lifestyle Moderate Portfolio

Retirement Choices Portfolios

Retirement Living Portfolios

Retirement Living II Portfolios

EXCHANGE-TRADED FUNDS

John Hancock Multifactor Consumer Discretionary ETF

John Hancock Multifactor Consumer Staples ETF

John Hancock Multifactor Energy ETF

John Hancock Multifactor Financials ETF

John Hancock Multifactor Healthcare ETF

John Hancock Multifactor Industrials ETF

John Hancock Multifactor Large Cap ETF

John Hancock Multifactor Materials ETF

John Hancock Multifactor Mid Cap ETF

John Hancock Multifactor Technology ETF

John Hancock Multifactor Utilities ETF

CLOSED-END FUNDS

Financial Opportunities

Hedged Equity & Income

Income Securities Trust

Investors Trust

Preferred Income

Preferred Income II

Preferred Income III

Premium Dividend

Tax-Advantaged Dividend Income

Tax-Advantaged Global Shareholder Yield

John Hancock Multifactor ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.

John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Dimensional Fund Advisors LP.
Foreside is not affiliated with John Hancock Funds, LLC or Dimensional Fund Advisors LP.

Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the
John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

John Hancock Investments

A trusted brand

John Hancock Investments is a premier asset manager representing one of America's most trusted brands, with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It's why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.

A better way to invest

We build funds based on investor needs, then search the world to find proven portfolio teams with specialized expertise in those strategies.
As a manager of managers, we apply vigorous oversight to ensure that they continue to meet our uncompromising standards and serve the best interests of our shareholders.

Results for investors

Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world's best managers, along with strong risk-adjusted returns across asset classes.

John Hancock Funds, LLC ■ Member FINRA, SIPC 601 Congress Street ■ Boston, MA 02210-2805 800-225-5291 ■ jhinvestments.com
This report is for the information of the shareholders of John Hancock Focused High Yield Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
MF298046	57A 5/16 7/16

ITEM 2. CODE OF ETHICS.

As of the end of the year, May 31, 2016, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Chief Executive Officer, Chief Financial Officer and Treasurer (respectively, the principal executive officer, the principal financial officer and the principal accounting officer, the “Covered Officers”). A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Peter S. Burgess is the audit committee financial expert and is “independent”, pursuant to general instructions on Form N-CSR Item 3.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees

The aggregate fees billed for professional services rendered by the principal accountant for the audits of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements amounted to the following for the fiscal years ended May 31, 2016 and 2015. These fees were billed to the registrant and were approved by the registrant’s audit committee.

Fund	May 31, 2016	May 31, 2015
John Hancock Focused High Yield Fund	$ 66,102	$ 65,292

(b) Audit-Related Services

Audit-related fees for assurance and related services by the principal accountant are billed to the registrant or to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser ("control affiliates") that provides ongoing services to the registrant. The nature of the services provided was affiliated service provider internal controls reviews. In addition, amounts billed to control affiliates were $103,474 and $103,940 for the fiscal years ended May 31, 2016 and 2015, respectively.

Fund	May 31, 2016	May 31, 2015
John Hancock Focused High Yield Fund	$ 525	$ 519

(c) Tax Fees

The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning (“tax fees”) amounted to the following for the fiscal years ended May 31, 2016 and 2015. The nature of the services comprising the tax fees was the review of the registrant’s tax returns and tax distribution requirements. These fees were billed to the registrant and were approved by the registrant’s audit committee.

Fund	May 31, 2016	May 31, 2015
John Hancock Focused High Yield Fund	$ 3,500	$ 3,450

(d) All Other Fees

Other fees billed for professional services rendered by the principal accountant to the registrant or to the control affiliates for the fiscal years ended May 31, 2016 and 2015 amounted to the following:

Fund	May 31, 2016	May 31, 2015
John Hancock Focused High Yield Fund	$ 108	$ 5,107

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The trust’s Audit Committee must pre-approve all audit and non-audit services provided by the independent registered public accounting firm (the “Auditor”) relating to the operations or financial reporting of the funds. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The trust’s Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of audit-related and non-audit services by the Auditor. The policies and procedures require that any audit-related and non-audit service provided by the Auditor and any non-audit service provided by the Auditor to a fund service provider that relates directly to the operations and financial reporting of a fund are subject to approval by the Audit Committee before such service is provided. Audit-related services provided by the Auditor that are expected to exceed $25,000 per year/per fund are subject to specific pre-approval by the Audit Committee. Tax services provided by the Auditor that are expected to exceed $30,000 per year/per fund are subject to specific pre-approval by the Audit Committee.

All audit services, as well as the audit-related and non-audit services that are expected to exceed the amounts stated above, must be approved in advance of provision of the service by formal resolution of the Audit Committee. At the regularly scheduled Audit Committee meetings, the Committee reviews a report summarizing the services, including fees, provided by the Auditor.

(e)(2) Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

Audit-Related Fees, Tax Fees and All Other Fees:

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

(f) According to the registrant’s principal accountant for the fiscal year ended May 31, 2015, the percentage of hours spent on the audit of the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons who were not full-time, permanent employees of principal accountant was less than 50%.

(g) The aggregate non-audit fees billed by the registrant’s principal accountant for non-audit services rendered to the registrant and rendered to the registrant's control affiliates for the fiscal years ended May 31, 2016 and 2015 amounted to the following:

Trust	May 31, 2016	May 31, 2015
John Hancock Bond Trust	$ 5,663,779	$ 6,639,774

(h) The audit committee of the registrant has considered the non-audit services provided by the registrant’s principal accountant to the control affiliates and has determined that the services that were not pre-approved are compatible with maintaining the principal accountant’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately-designated standing audit committee comprised of independent trustees. The members of the audit committee are as follows:

Peter S. Burgess - Chairman

Charles L. Bardelis

Theron S. Hoffman

ITEM 6. SCHEDULE OF INVESTMENTS.

(a)	Not applicable.
(b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The registrant has adopted procedures by which shareholders may recommend nominees to the registrant's Board of Trustees. A copy of the procedures is filed as an exhibit to this Form N-CSR. See attached “John Hancock Funds – Nominating, Governance and Administration Committee Charter”.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's principal executive officer and principal financial officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b)   There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Code of Ethics for Covered Officers is attached.

(a)(2) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(b)(1) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, are attached. The certifications furnished pursuant to this paragraph are not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

(c)(1) Submission of Matters to a Vote of Security Holders is attached. See attached “John Hancock Funds – Nominating, Governance and Administration Committee Charter”.

(c)(2) Contact person at the registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

John Hancock Bond Trust

By:

/s/ Andrew Arnott

------------------------------

Andrew Arnott

President

Date: July 29, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:

/s/ Andrew Arnott

-------------------------------

Andrew Arnott

President

Date: July 29, 2016

By:

/s/ Charles A. Rizzo

--------------------------------

Charles A. Rizzo

Chief Financial Officer

Date: July 29, 2016